UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22870

Investment Company Act file number

Stone Ridge Trust II

(Exact name of registrant as specified in charter)

One Vanderbilt Avenue, 65th Floor

New York, New York 10017

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

One Vanderbilt Avenue, 65th Floor

New York, New York 10017

(Name and address of agent for service)

(855) 609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1. Reports to Stockholders.

(a)

Annual Report

October 31, 2023

Stone Ridge Reinsurance Risk Premium Interval Fund

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2023 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2023	$37,881,331	3.3%

2024	94,632,936	8.1%

2025	34,610,729	3.0%

2026	51,978,270	4.5%

2027	11,775,264	1.0%

2028	1,993,491	0.2%

2029	2,189,038	0.2%

2030	1,857,168	0.2%

Not Applicable(1)	754,229,669	65.1%

Other(2)	166,642,200	14.4%
	$1,157,790,096

(1)	Preference shares and private fund units do not have maturity dates.
(2)	Cash, cash equivalents, short-term investments and other assets less liabilities.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

PERFORMANCE DATA (Unaudited)

This chart assumes an initial gross investment of $25,000,000 made on December 9, 2013 (commencement of operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, returns for the Fund would have been lower. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Intercontinental Exchange (ICE) Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED OCTOBER 31, 2023)
	1-year period ended 10/31/2023	5-year period ended 10/31/2023	Since Inception (12/09/13)

Stone Ridge Reinsurance Risk Premium Interval Fund	44.18%	4.96%	3.96%

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	4.80%	1.78%	1.18%

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Stone Ridge Reinsurance Risk Premium Interval Fund is designed to capture the reinsurance risk premium by investing in a broad set of reinsurance-related securities. For the twelve months ended October 31, 2023, the Fund’s total return was 44.18%. The Fund’s performance is largely based on the

Stone Ridge Funds	Annual Report	October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

occurrence or non-occurrence of natural or non-natural catastrophe events or other loss events around the world, which impact the performance of reinsurance-related securities. The Fund’s exposures span many different regions and types of events covered. The last few years have seen a high number of medium-sized catastrophe events, and the reinsurance industry has responded by raising premiums and deductibles. Positive performance was a function of these improved terms and conditions, as higher premiums outweighed the impact of any natural catastrophe events that caused losses to the Fund during the fiscal year.

RISK DISCLOSURES

Stone Ridge Funds are generally sold only to (i) institutional investors, including registered investment advisers (“RIAs”), that meet certain qualifications and have completed an educational program provided by Stone Ridge Asset Management LLC; (ii) clients of such institutional investors; and (iii) certain other eligible investors. Investors and RIAs allocating to clients’ accounts should carefully consider a Fund’s risks and investment objectives, as an investment in a Fund may not be appropriate for all investors and is not designed to be a complete investment program. Investing in the Funds involves a high degree of risk. It is possible that investing in the Funds may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors and RIAs allocating to clients’ accounts should (i) consider the suitability of this investment with respect to such investor’s or client’s investment objectives and individual situation and (ii) consider factors such as such investor’s or client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. Before investing in a Fund, investors and RIAs allocating to clients’ accounts should read the discussion of risks of investing in the prospectus.

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT		VALUE
EVENT LINKED BONDS - 19.6%
Chile - 0.2%
Earthquake - 0.2%
IBRD CAR 131 (SOFR + 4.750%), 03/31/2026 (a)(b)(c)(d) (Cost: $2,644,507; Original Acquisition Date: 03/17/2023)		$2,637,000	$2,685,257

Europe - 0.2%
Earthquake - 0.0% (e)
Azzurro Re II Class A (3 Month Euribor + 4.760%), 01/17/2024 (a)(b)(c)(d) (Cost: $360,807; Original Acquisition Date: 07/06/2020)	EUR	319,000	336,926

Multiperil - 0.0% (e)
Lion III Re DAC 2021-1 (3 Month Euribor + 4.010%), 07/16/2025 (a)(b)(c)(d)(f) (Cost: $432,959; Original Acquisition Date: 06/30/2023)		404,000	414,221

Windstorm - 0.2%
Eiffel Re 2023-1 Class A (3 Month Euribor + 3.250%), 01/19/2027 (a)(b)(c)(d) (Cost: $1,175,736; Original Acquisition Date: 06/22/2023)		1,073,000	1,126,543
Randolph Re 2023-1 Class A 8.042% 06/15/2024 (a)(c)(d)(f)(g) (Cost: $487,649; Original Acquisition Date: 06/08/2023)		475,000	477,870

			1,604,413

			2,355,560

Global - 1.5%
Multiperil - 1.4%
Atlas Capital 2020 DAC 2020-1 (T-Bill 3 Month + 8.300%), 06/10/2024 (a)(b)(c)(d) (Cost: $8,135,000; Original Acquisition Date: 04/23/2020)		$8,135,000	8,237,094
Kilimanjaro III Re 2019-1 Class B-1 (T-Bill 3 Month + 9.910%), 12/19/2023 (a)(b)(c)(d) (Cost: $1,831,805; Original Acquisition Date: 08/14/2023)		1,853,000	1,850,220
Matterhorn Re 2020-2 Class A (T-Bill 3 Month + 5.000%), 01/08/2024 (a)(b)(c)(d) (Cost: $3,049,000; Original Acquisition Date: 01/29/2020)		3,049,000	2,744,100
Matterhorn Re SR2021-1 Class A (SOFR + 5.750%), 12/08/2025 (a)(b)(c)(d) (Cost: $255,043; Original Acquisition Date: 09/15/2022)		261,000	241,164
Matterhorn Re SR2022-1 Class A (SOFR + 5.250%), 03/24/2025 (a)(b)(c)(d) (Cost: $977,222; Original Acquisition Date: 07/13/2022)		1,000,000	976,500

	PRINCIPAL AMOUNT	VALUE
Multiperil - 1.4% (continued)
Montoya Re 2022-1 Class A (T-Bill 3 Month + 6.750%), 04/07/2025 (a)(b)(c)(d) (Cost: $325,511; Original Acquisition Date: 09/16/2022)	$326,000	$328,037
Resilience Re Series 1711A 0.000% 05/01/2024 (a)(d)(f)(g)(h)(i) (Cost: $238,865; Original Acquisition Date: 02/06/2017)	25,000,000	—
Sakura Re 2021-1 Class A (T-Bill 3 Month + 2.250%), 04/07/2025 (a)(b)(c)(d) (Cost: $274,029; Original Acquisition Date: 08/04/2023)	278,000	277,027
Sakura Re 2021-1 Class B (T-Bill 3 Month + 4.160%), 04/07/2025 (a)(b)(c)(d) (Cost: $360,824; Original Acquisition Date: 06/23/2023)	365,000	362,190
Wrigley Re 2023-1 Class A (T-Bill 3 Month + 6.500%), 07/28/2026 (a)(b)(c)(d) (Cost: $507,000; Original Acquisition Date: 07/14/2023)	507,000	508,268

		15,524,600

Windstorm - 0.1%
Queen Street 2023 Re DAC (T-Bill 3 Month + 7.500%), 12/08/2025 (a)(b)(c)(d) (Cost: $1,526,000; Original Acquisition Date: 05/12/2023)	1,526,000	1,562,700

		17,087,300

Jamaica - 0.0% (e)
Windstorm - 0.0% (e)
IBRD CAR 130 (SOFR + 4.400%), 12/29/2023 (a)(b)(c)(d) (Cost: $275,987; Original Acquisition Date: 07/19/2023)	277,000	277,097

Japan - 0.2%
Earthquake - 0.2%
Kizuna Re III 2021-1 Class A (T-Bill 3 Month + 2.000%), 04/07/2026 (a)(b)(c)(d) (Cost: $321,417; Original Acquisition Date: 06/21/2023)	325,000	321,392
Nakama Re 2020-1 Class 1 (T-Bill 3 Month + 2.200%), 01/07/2025 (a)(b)(c)(d) (Cost: $871,000; Original Acquisition Date: 02/04/2020)	871,000	868,039
Nakama Re 2023-1 Class 2 (SOFR + 4.000%), 05/09/2028 (a)(b)(c)(d) (Cost: $802,000; Original Acquisition Date: 04/14/2023)	802,000	808,416

		1,997,847

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT		VALUE
Mexico - 0.7%
Earthquake - 0.4%
IBRD CAR 125 Class A (3 Month Libor USD + 3.500%), 03/13/2024 (a)(b)(c)(d) (Cost: $3,619,000; Original Acquisition Date: 02/28/2020)		$3,619,000	$3,604,343
IBRD CAR 126 Class B (3 Month Libor USD + 9.000%), 03/13/2024 (a)(b)(c)(d) (Cost: $639,000; Original Acquisition Date: 02/28/2020)		639,000	634,239

			4,238,582

Windstorm - 0.3%
IBRD CAR 127 Class C (3 Month Libor USD + 10.000%), 03/13/2024 (a)(b)(c)(d) (Cost: $3,479,053; Original Acquisition Date: 02/28/2020)		3,479,000	3,445,602

			7,684,184

New Zealand - 0.1%
Multiperil - 0.1%
Totara Re Pte. 2023-1 (SOFR + 8.750%), 06/08/2027 (a)(b)(c)(d) (Cost: $1,325,284; Original Acquisition Date: 05/24/2023)	NZD	2,171,000	1,267,294

United States - 16.7%
Earthquake - 4.6%
Acorn Re 2021-1 Class A (T-Bill 3 Month + 2.500%), 11/07/2024 (a)(b)(c)(d) (Cost: $1,813,327; Original Acquisition Date: 10/04/2022)		$1,857,000	1,819,210
Acorn Re 2023-1 Class A (T-Bill 3 Month + 4.350%), 11/06/2026 (a)(b)(c)(d) (Cost: $1,096,000; Original Acquisition Date: 06/22/2023)		1,096,000	1,102,192
Herbie Re 2022-1 Class A (T-Bill 3 Month + 12.500%), 01/08/2027 (a)(b)(c)(d) (Cost: $392,000; Original Acquisition Date: 11/18/2022)		392,000	417,382
Merna Re II 2021-1 Class A (T-Bill 3 Month + 3.930%), 04/05/2024 (a)(b)(c)(d) (Cost: $3,052,852; Original Acquisition Date: 06/26/2023)		3,055,000	3,046,904
Merna Re II 2022-1 Class A (T-Bill 3 Month + 3.750%), 04/07/2025 (a)(b)(c)(d) (Cost: $255,153; Original Acquisition Date: 07/07/2023)		256,000	256,243
Phoenician Re 2020-1 Class A (T-Bill 3 Month + 3.016%), 12/14/2023 (a)(b)(c)(d) (Cost: $1,420,185; Original Acquisition Date: 07/06/2022)		1,422,000	1,418,516

	PRINCIPAL AMOUNT	VALUE
Earthquake - 4.6% (continued)
Phoenician Re 2020-2 Class A (T-Bill 3 Month + 2.924%), 12/14/2023 (a)(b)(c)(d) (Cost: $2,007,204; Original Acquisition Date: 07/28/2022)	$2,009,000	$2,005,585
Sierra 2021-1 Class A (T-Bill 3 Month + 2.700%), 01/31/2024 (a)(b)(c)(d) (Cost: $194,419; Original Acquisition Date: 10/13/2022)	196,000	194,383
Sutter Re 2023-1 Class B (T-Bill 3 Month + 6.750%), 06/19/2026 (a)(b)(c)(d) (Cost: $1,662,000; Original Acquisition Date: 06/06/2023)	1,662,000	1,671,640
Sutter Re 2023-1 Class E (T-Bill 3 Month + 9.750%), 06/19/2026 (a)(b)(c)(d) (Cost: $2,180,130; Original Acquisition Date: 06/06/2023)	2,177,000	2,190,715
Torrey Pines Re 2021-1 Class A (T-Bill 3 Month + 4.180%), 06/07/2024 (a)(b)(c)(d) (Cost: $921,792; Original Acquisition Date: 08/24/2023)	930,000	906,517
Torrey Pines Re 2021-1 Class B (T-Bill 3 Month + 4.770%), 06/07/2024 (a)(b)(c)(d) (Cost: $746,870; Original Acquisition Date: 06/06/2023)	762,000	745,046
Torrey Pines Re 2023-1 Class A (T-Bill 3 Month + 5.000%), 06/05/2026 (a)(b)(c)(d) (Cost: $1,132,000; Original Acquisition Date: 05/18/2023)	1,132,000	1,136,641
Ursa Re 2023-1 Class AA (T-Bill 3 Month + 5.500%), 12/06/2025 (a)(b)(c)(d) (Cost: $633,000; Original Acquisition Date: 04/12/2023)	633,000	636,418
Ursa Re 2023-1 Class C (T-Bill 3 Month + 8.250%), 12/06/2025 (a)(b)(c)(d) (Cost: $341,000; Original Acquisition Date: 04/12/2023)	341,000	341,358
Ursa Re 2023-2 Class E (T-Bill 3 Month + 9.250%), 12/07/2026 (a)(b)(c)(d) (Cost: $2,489,000; Original Acquisition Date: 10/10/2023)	2,489,000	2,488,253
Ursa Re II 2020-1 Class AA (T-Bill 3 Month + 3.940%), 12/07/2023 (a)(b)(c)(d) (Cost: $7,855,050; Original Acquisition Date: 10/08/2020)	7,862,000	7,835,269
Ursa Re II 2020-1 Class D (T-Bill 3 Month + 6.310%), 12/07/2023 (a)(b)(c)(d) (Cost: $11,624,383; Original Acquisition Date: 10/08/2020)	11,627,000	11,605,490

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Earthquake - 4.6% (continued)
Ursa Re II 2021-1 Class F (T-Bill 3 Month + 6.190%), 12/06/2024 (a)(b)(c)(d) (Cost: $9,585,348; Original Acquisition Date: 07/13/2022)	$9,800,000	$9,453,570
Ursa Re II 2022-1 Class A (T-Bill 3 Month + 5.000%), 06/16/2025 (a)(b)(c)(d) (Cost: $454,079; Original Acquisition Date: 10/19/2023)	457,000	453,481
Ursa Re II 2022-2 Class AA (T-Bill 3 Month + 7.000%), 12/06/2025 (a)(b)(c)(d) (Cost: $331,000; Original Acquisition Date: 12/08/2022)	331,000	341,973
Ursa Re II 2022-2 Class C (T-Bill 3 Month + 10.250%), 12/06/2025 (a)(b)(c)(d) (Cost: $538,886; Original Acquisition Date: 12/08/2022)	526,000	548,750
Veraison Re 2023-1 Class A (T-Bill 3 Month + 6.500%), 03/09/2026 (a)(b)(c)(d) (Cost: $760,000; Original Acquisition Date: 12/14/2022)	760,000	794,276
Veraison Re 2023-1 Class B (T-Bill 3 Month + 12.000%), 03/09/2026 (a)(b)(c)(d) (Cost: $729,000; Original Acquisition Date: 12/14/2022)	729,000	766,544
Wrigley Re 2023-1 Class B (T-Bill 3 Month + 7.000%), 07/28/2026 (a)(b)(c)(d) (Cost: $1,166,000; Original Acquisition Date: 07/14/2023)	1,166,000	1,180,284

		53,356,640

Flood - 0.4%
FloodSmart Re 2021-1 Class A (T-Bill 3 Month + 13.580%), 03/01/2024 (a)(b)(d) (Cost: $882,536; Original Acquisition Date: 06/05/2023)	901,000	891,539
FloodSmart Re 2022-1 Class A (T-Bill 3 Month + 11.830%), 02/25/2025 (a)(b)(d) (Cost: $2,907,419; Original Acquisition Date: 07/12/2022)	3,000,000	2,981,232
FloodSmart Re 2022-1 Class B (T-Bill 3 Month + 14.330%), 02/25/2025 (a)(b)(d) (Cost: $270,244; Original Acquisition Date: 10/24/2023)	275,000	269,844

		4,142,615

Mortality/Longevity/Disease - 0.2%
Vita Capital VI 2021-1 Class B (SOFR + 3.124%), 01/08/2026 (a)(b)(c)(d)(f) (Cost: $436,666; Original Acquisition Date: 02/22/2023)	449,000	191,005

	PRINCIPAL AMOUNT	VALUE
Mortality/Longevity/Disease - 0.2% (continued)
Vitality Re XII 2021 Class A (T-Bill 3 Month + 2.250%), 01/07/2025 (a)(b)(c)(d) (Cost: $1,426,207; Original Acquisition Date: 10/28/2022)	$1,490,000	$1,479,197
Vitality Re XII 2021 Class B (T-Bill 3 Month + 2.750%), 01/07/2025 (a)(b)(c)(d) (Cost: $261,574; Original Acquisition Date: 09/21/2023)	266,000	260,906
Vitality Re XIII 2022 Class A (T-Bill 3 Month + 2.000%), 01/06/2026 (a)(b)(c)(d) (Cost: $587,305; Original Acquisition Date: 01/04/2023)	611,000	596,153
Vitality Re XIV 2023 Class B (T-Bill 3 Month + 4.500%), 01/05/2027 (a)(b)(c)(d) (Cost: $334,000; Original Acquisition Date: 01/25/2023)	334,000	333,716

		2,860,977

Multiperil - 7.1%
Aquila Re I 2023-1 Class A-1 (T-Bill 3 Month + 5.250%), 06/08/2026 (a)(b)(c)(d) (Cost: $265,000; Original Acquisition Date: 05/10/2023)	265,000	268,498
Aquila Re I 2023-1 Class B-1 (T-Bill 3 Month + 7.500%), 06/08/2026 (a)(b)(c)(d) (Cost: $1,079,000; Original Acquisition Date: 05/10/2023)	1,079,000	1,099,123
Aquila Re I 2023-1 Class C-1 (T-Bill 3 Month + 9.250%), 06/08/2026 (a)(b)(c)(d) (Cost: $1,241,000; Original Acquisition Date: 05/10/2023)	1,241,000	1,274,879
Baldwin Re 2021-1 Class A (T-Bill 3 Month + 2.250%), 07/07/2025 (a)(b)(c)(d) (Cost: $3,582,797; Original Acquisition Date: 07/25/2022)	3,638,000	3,574,517
Baldwin Re 2023-1 Class A (T-Bill 3 Month + 4.500%), 07/07/2027 (a)(b)(c)(d) (Cost: $423,000; Original Acquisition Date: 06/21/2023)	423,000	424,671
Bonanza Re 2020-1 Class A (T-Bill 3 Month + 4.870%), 02/20/2024 (a)(b)(c)(d) (Cost: $2,025,000; Original Acquisition Date: 02/13/2020)	2,025,000	1,933,774
Bonanza Re 2023-1 Class B (T-Bill 3 Month + 0.000%), 01/08/2024 (a)(b)(c)(d)(f) (Cost: $357,722; Original Acquisition Date: 01/06/2023)	366,000	137,250
Caelus Re 2018-1 Class A (T-Bill 3 Month + 0.500%), 06/09/2025 (a)(b)(c)(d) (Cost: $2,681,000; Original Acquisition Date: 05/04/2018)	2,681,000	1,849,890
Caelus Re 2018-1 Class B (T-Bill 3 Month + 0.100%), 06/09/2025 (a)(b)(c)(d)(f) (Cost: $1,743,791; Original Acquisition Date: 05/04/2018)	1,745,000	4,449

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 7.1% (continued)
Caelus Re V 2017-1 Class B (T-Bill 3 Month + 0.100%), 06/05/2024 (a)(b)(c)(d)(f) (Cost: $495,300; Original Acquisition Date: 04/27/2017)	$495,300	$408,622
Caelus Re V 2017-1 Class C (T-Bill 3 Month + 0.100%), 06/05/2024 (a)(b)(c)(d)(f) (Cost: $3,170,000; Original Acquisition Date: 04/27/2017)	3,170,000	151,209
Easton Re 2020-1 Class A (T-Bill 3 Month + 4.530%), 01/08/2024 (a)(b)(c)(d) (Cost: $1,858,143; Original Acquisition Date: 12/15/2020)	1,859,000	1,856,119
Four Lakes Re 2021-1 Class A (T-Bill 3 Month + 4.270%), 07/01/2025 (a)(b)(c)(d) (Cost: $1,735,246; Original Acquisition Date: 07/13/2022)	1,750,000	1,706,425
Four Lakes Re 2022-1 Class A (T-Bill 3 Month + 6.500%), 01/07/2026 (a)(b)(c)(d) (Cost: $187,000; Original Acquisition Date: 12/22/2022)	187,000	188,122
Herbie Re 2020-1 Class A (T-Bill 3 Month + 9.300%), 07/08/2024 (a)(b)(c)(d) (Cost: $5,101,000; Original Acquisition Date: 06/09/2020)	5,101,000	5,160,172
Hypatia Ltd. 2023-1 Class A (T-Bill 3 Month + 9.500%), 04/08/2026 (a)(b)(c)(d) (Cost: $377,000; Original Acquisition Date: 03/27/2023)	377,000	389,799
Kilimanjaro III Re 2019-1 Class A-1 (T-Bill 3 Month + 16.660%), 12/19/2023 (a)(b)(c)(d) (Cost: $13,469,892; Original Acquisition Date: 04/28/2020)	13,499,638	11,474,692
Kilimanjaro III Re 2019-1 Class A-2 (T-Bill 3 Month + 16.660%), 12/19/2024 (a)(b)(c)(d) (Cost: $9,811,791; Original Acquisition Date: 04/29/2020)	9,960,445	8,466,378
Locke Tavern Re 2023-1 Class A (T-Bill 3 Month + 4.750%), 04/09/2026 (a)(b)(c)(d) (Cost: $1,168,130; Original Acquisition Date: 03/23/2023)	1,161,000	1,174,526
Long Point Re IV 2022-1 Class A (T-Bill 3 Month + 4.250%), 06/01/2026 (a)(b)(c)(d) (Cost: $259,956; Original Acquisition Date: 09/28/2023)	261,000	259,865

	PRINCIPAL AMOUNT	VALUE
Multiperil - 7.1% (continued)
Merna Re II 2023-1 Class A (T-Bill 3 Month + 7.750%), 07/07/2026 (a)(b)(c)(d) (Cost: $1,066,000; Original Acquisition Date: 04/05/2023)	$1,066,000	$1,085,188
Merna Re II 2023-2 Class A (T-Bill 3 Month + 10.250%), 07/07/2026 (a)(b)(c)(d) (Cost: $1,279,000; Original Acquisition Date: 04/05/2023)	1,279,000	1,343,334
Montoya Re 2022-2 Class A (T-Bill 3 Month + 14.000%), 04/07/2026 (a)(b)(c)(d) (Cost: $181,000; Original Acquisition Date: 12/08/2022)	181,000	197,896
Mountain Re 2023-1 Class A (T-Bill 3 Month + 6.750%), 06/05/2026 (a)(b)(c)(d) (Cost: $471,000; Original Acquisition Date: 05/24/2023)	471,000	476,134
Mystic Re IV 2021-1 Class A (T-Bill 3 Month + 9.750%), 01/08/2024 (a)(b)(c)(d) (Cost: $2,124,131; Original Acquisition Date: 12/15/2020)	2,126,000	2,114,094
Mystic Re IV 2021-2 Class A (T-Bill 3 Month + 6.130%), 01/08/2025 (a)(b)(c)(d) (Cost: $3,432,289; Original Acquisition Date: 07/06/2022)	3,500,000	3,397,800
Mystic Re IV 2023-1 Class A (T-Bill 3 Month + 9.250%), 01/08/2026 (a)(b)(c)(d) (Cost: $819,000; Original Acquisition Date: 12/16/2022)	819,000	842,546
Residential Re 2019-I Class 12 (T-Bill 3 Month + 0.100%), 06/06/2027 (a)(b)(c)(d)(f) (Cost: $252,500; Original Acquisition Date: 05/08/2019)	252,500	159,075
Residential Re 2019-II Class 2 (T-Bill 3 Month + 12.230%), 12/06/2023 (a)(b)(c)(d) (Cost: $1,294,000; Original Acquisition Date: 11/05/2019)	1,294,000	1,292,706
Residential Re 2020-I Class 13 (T-Bill 3 Month + 5.500%), 06/06/2024 (a)(b)(c)(d) (Cost: $1,759,000; Original Acquisition Date: 05/27/2020)	1,759,000	1,742,641
Residential Re 2020-II Class 3 (T-Bill 3 Month + 8.240%), 12/06/2024 (a)(b)(c)(d) (Cost: $1,476,431; Original Acquisition Date: 10/30/2020)	1,486,000	1,473,369
Residential Re 2020-II Class 4 (T-Bill 3 Month + 6.510%), 12/06/2024 (a)(b)(d) (Cost: $1,269,000; Original Acquisition Date: 10/30/2020)	1,269,000	1,258,531
Residential Re 2021-I Class 12 (T-Bill 3 Month + 5.220%), 06/06/2025 (a)(b)(c)(d) (Cost: $264,630; Original Acquisition Date: 07/12/2023)	301,000	253,653
Residential Re 2021-II Class 3 (T-Bill 3 Month + 5.180%), 12/06/2025 (a)(b)(c)(d) (Cost: $976,386; Original Acquisition Date: 07/12/2022)	1,000,000	954,500

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 7.1% (continued)
Residential Re 2022-I Class 14 (T-Bill 3 Month + 4.000%), 06/06/2026 (a)(b)(c)(d) (Cost: $1,989,000; Original Acquisition Date: 07/12/2022)	$2,000,000	$1,878,900
Residential Re 2023-I Class 13 (T-Bill 3 Month + 10.500%), 06/06/2027 (a)(b)(c)(d) (Cost: $1,887,000; Original Acquisition Date: 04/28/2023)	1,887,000	1,871,527
Residential Re 2023-I Class 14 (T-Bill 3 Month + 6.500%), 06/06/2027 (a)(b)(c)(d) (Cost: $3,066,372; Original Acquisition Date: 04/28/2023)	3,072,000	3,065,702
Sakura Re 2022-1 Class A (T-Bill 3 Month + 13.500%), 01/05/2026 (a)(b)(c)(d) (Cost: $841,000; Original Acquisition Date: 12/22/2022)	841,000	901,426
Sanders Re II 2020-1 Class A (T-Bill 3 Month + 4.250%), 04/07/2024 (a)(b)(c)(d) (Cost: $3,831,148; Original Acquisition Date: 03/18/2020)	3,839,000	3,833,433
Sanders Re II 2021-1 Class A (T-Bill 3 Month + 3.250%), 04/07/2025 (a)(b)(c)(d) (Cost: $1,499,039; Original Acquisition Date: 07/15/2022)	1,533,000	1,466,314
Sanders Re II 2021-2 Class A (T-Bill 3 Month + 3.050%), 04/07/2025 (a)(b)(c)(d) (Cost: $4,248,464; Original Acquisition Date: 07/15/2022)	4,315,000	4,116,510
Sanders Re III 2022-1 Class A (T-Bill 3 Month + 3.500%), 04/07/2026 (a)(b)(c)(d) (Cost: $854,106; Original Acquisition Date: 09/28/2023)	900,000	854,730
Sanders Re III 2022-3 Class A (T-Bill 3 Month + 6.250%), 04/07/2027 (a)(b)(c)(d) (Cost: $789,000; Original Acquisition Date: 12/01/2022)	789,000	800,796
Sanders Re III 2023-1 Class A (T-Bill 3 Month + 5.750%), 04/08/2030 (a)(b)(c)(d) (Cost: $423,000; Original Acquisition Date: 03/24/2023)	423,000	421,943
Sanders Re III 2023-1 Class B (T-Bill 3 Month + 15.500%), 04/08/2030 (a)(b)(c)(d) (Cost: $528,000; Original Acquisition Date: 03/24/2023)	528,000	465,485
Sanders Re III 2023-2 Class A (T-Bill 3 Month + 8.000%), 06/05/2029 (a)(b)(c)(d) (Cost: $2,129,000; Original Acquisition Date: 05/24/2023)	2,129,000	2,189,038
Solomon Re 2023-1 Class A (T-Bill 3 Month + 5.250%), 06/08/2026 (a)(b)(c)(d) (Cost: $379,000; Original Acquisition Date: 06/12/2023)	379,000	385,765

	PRINCIPAL AMOUNT	VALUE
Multiperil - 7.1% (continued)
Titania Re 2021-1 Class A (T-Bill 3 Month + 5.030%), 06/21/2024 (a)(b)(c)(d) (Cost: $1,976,190; Original Acquisition Date: 07/06/2022)	$2,000,000	$1,992,100

		82,638,116

Windstorm - 4.4%
Alamo Re 2021-1 Class A (T-Bill 3 Month + 7.180%), 06/07/2024 (a)(b)(c)(d) (Cost: $3,136,250; Original Acquisition Date: 07/27/2022)	3,214,000	3,192,788
Alamo Re 2022-1 Class A (T-Bill 3 Month + 7.250%), 06/07/2025 (a)(b)(c)(d) (Cost: $990,081; Original Acquisition Date: 07/27/2022)	1,000,000	1,006,050
Alamo Re 2023-1 Class A (T-Bill 3 Month + 8.500%), 06/07/2026 (a)(b)(c)(d) (Cost: $2,579,000; Original Acquisition Date: 04/12/2023)	2,579,000	2,612,914
Bayou Re 2023-1 Class A (T-Bill 3 Month + 12.750%), 05/26/2026 (a)(b)(c)(d) (Cost: $750,000; Original Acquisition Date: 05/11/2023)	750,000	762,975
Bayou Re 2023-1 Class B (T-Bill 3 Month + 19.500%), 05/26/2026 (a)(b)(c)(d) (Cost: $1,206,000; Original Acquisition Date: 05/11/2023)	1,206,000	1,250,984
Bonanza Re 2020-2 Class A (T-Bill 3 Month + 4.870%), 12/23/2024 (a)(b)(c)(d) (Cost: $1,490,000; Original Acquisition Date: 12/15/2020)	1,490,000	1,356,198
Cape Lookout Re 2021-1 Class A (T-Bill 3 Month + 3.700%), 03/22/2024 (a)(b)(c)(d) (Cost: $2,548,581; Original Acquisition Date: 07/27/2022)	2,567,000	2,553,266
Cape Lookout Re 2023-1 Class A (T-Bill 3 Month + 6.500%), 04/28/2026 (a)(b)(c)(d) (Cost: $3,198,201; Original Acquisition Date: 04/14/2023)	3,195,000	3,261,456
Catahoula Re II 2022-1 Class A (T-Bill 3 Month + 10.250%), 06/16/2025 (a)(b)(c)(d) (Cost: $1,990,148; Original Acquisition Date: 09/02/2022)	2,000,000	1,991,600
Citrus Re 2023-1 Class A (T-Bill 3 Month + 6.750%), 06/07/2026 (a)(b)(c)(d) (Cost: $1,009,000; Original Acquisition Date: 04/27/2023)	1,009,000	1,027,414

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Windstorm - 4.4% (continued)
Citrus Re 2023-1 Class B (T-Bill 3 Month + 9.000%), 06/07/2026 (a)(b)(c)(d) (Cost: $876,000; Original Acquisition Date: 04/27/2023)	$876,000	$885,329
Commonwealth Re 2023-1 Class A (T-Bill 3 Month + 4.000%), 07/08/2026 (a)(b)(c)(d) (Cost: $783,000; Original Acquisition Date: 06/07/2023)	783,000	793,845
Everglades Re II 2021-1 Class A (T-Bill 3 Month + 5.660%), 05/14/2024 (a)(b)(c)(d) (Cost: $4,016,828; Original Acquisition Date: 07/11/2022)	4,100,000	4,087,700
Everglades Re II 2021-1 Class B (T-Bill 3 Month + 6.320%), 05/14/2024 (a)(b)(c)(d) (Cost: $979,459; Original Acquisition Date: 08/03/2022)	1,000,000	999,500
Everglades Re II 2021-2 Class A (T-Bill 3 Month + 5.900%), 05/14/2024 (a)(b)(c)(d) (Cost: $1,953,278; Original Acquisition Date: 08/09/2022)	2,000,000	1,957,900
Everglades Re II 2023-1 Class A (T-Bill 3 Month + 0.000%), 01/16/2024 (a)(b)(c)(d) (Cost: $2,483,947; Original Acquisition Date: 05/18/2023)	2,581,000	2,502,925
Everglades Re II 2023-2 Class A (T-Bill 3 Month + 0.000%), 01/16/2024 (a)(b)(c)(d) (Cost: $4,125,013; Original Acquisition Date: 05/18/2023)	4,267,000	4,153,071
First Coast Re III 2021-1 Class A (T-Bill 3 Month + 6.000%), 04/07/2025 (a)(b)(c)(d) (Cost: $362,849; Original Acquisition Date: 08/18/2023)	378,000	368,134
Gateway Re 2023-1 Class A (T-Bill 3 Month + 13.000%), 02/24/2026 (a)(b)(c)(d) (Cost: $2,215,000; Original Acquisition Date: 02/03/2023)	2,215,000	2,340,037
Gateway Re 2023-1 Class B (T-Bill 3 Month + 20.000%), 02/24/2026 (a)(b)(c)(d) (Cost: $479,000; Original Acquisition Date: 02/03/2023)	479,000	500,172
Gateway Re 2023-3 Class A (T-Bill 3 Month + 10.000%), 06/30/2026 (a)(b)(c)(d) (Cost: $594,000; Original Acquisition Date: 07/14/2023)	594,000	610,157
Gateway Re II 2023-1 Class A (T-Bill 3 Month + 9.500%), 04/27/2026 (a)(b)(c)(d) (Cost: $608,000; Original Acquisition Date: 04/13/2023)	608,000	619,522
Integrity Re 2020-1 Class A (3 Month Libor USD + 0.500%), 04/12/2028 (a)(b)(d) (Cost: $2,061,000; Original Acquisition Date: 03/18/2020)	2,061,000	1,185,075
Integrity Re 2023-1 Class A (T-Bill 3 Month + 12.000%), 06/06/2025 (a)(b)(d) (Cost: $687,000; Original Acquisition Date: 03/23/2023)	687,000	715,888

	PRINCIPAL AMOUNT	VALUE
Windstorm - 4.4% (continued)
Lightning Re 2023-1 Class A (T-Bill 3 Month + 11.000%), 03/31/2026 (a)(b)(c)(d) (Cost: $2,767,266; Original Acquisition Date: 03/20/2023)	$2,741,000	$2,873,116
Lower Ferry Re 2023-1 Class A (T-Bill 3 Month + 4.250%), 07/08/2026 (a)(b)(c)(d) (Cost: $456,000; Original Acquisition Date: 06/23/2023)	456,000	460,058
Lower Ferry Re 2023-1 Class B (T-Bill 3 Month + 5.000%), 07/08/2026 (a)(b)(c)(d) (Cost: $1,139,000; Original Acquisition Date: 06/23/2023)	1,139,000	1,149,080
Matterhorn Re SR2022-2 Class C (SOFR + 9.025%), 06/07/2024 (a)(b)(c)(d) (Cost: $484,153; Original Acquisition Date: 09/08/2023)	476,000	483,378
Mayflower Re 2023-1 Class A (T-Bill 3 Month + 4.500%), 07/08/2026 (a)(b)(c)(d) (Cost: $837,000; Original Acquisition Date: 06/26/2023)	837,000	848,341
Mayflower Re 2023-1 Class B (T-Bill 3 Month + 5.750%), 07/08/2026 (a)(b)(c)(d) (Cost: $2,082,000; Original Acquisition Date: 06/26/2023)	2,082,000	2,123,432
Metrocat Re 2023-1 Class A (T-Bill 3 Month + 5.750%), 05/08/2026 (a)(b)(c)(d) (Cost: $321,000; Original Acquisition Date: 05/12/2023)	321,000	324,194
Purple Re 2023-1 Class A (T-Bill 3 Month + 12.250%), 04/24/2030 (a)(b)(c)(d) (Cost: $959,000; Original Acquisition Date: 04/06/2023)	959,000	969,741
Purple Re 2023-2 Class A (T-Bill 3 Month + 10.000%), 06/05/2026 (a)(b)(c)(d) (Cost: $674,000; Original Acquisition Date: 06/27/2023)	674,000	680,605

		50,646,845

		193,645,193

TOTAL EVENT LINKED BONDS (Cost $237,378,834)		226,999,732

QUOTA SHARES AND OTHER REINSURANCE-RELATED SECURITIES - 66.0%
PARTICIPATION NOTES - 0.8%
Global - 0.8%
Multiperil - 0.8%
Eden Re II 2020-1 Class B 03/22/2024 (a)(c)(d)(f)(h)(i) (Cost: $4,131,944; Original Acquisition Date: 12/26/2019)	4,131,944	1,484,698

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	PRINCIPAL AMOUNT	VALUE
Multiperil - 0.8% (continued)
Eden Re II 2021-1 Class B 03/21/2025 (a)(c)(d)(f)(h)(i) (Cost: $1,497,082; Original Acquisition Date: 12/21/2020)	$1,497,082	$605,718
Eden Re II 2022-1 Class B 03/20/2026 (a)(c)(d)(f)(h)(i) (Cost: $864,774; Original Acquisition Date: 12/17/2021)	864,774	601,288
Eden Re II 2023-1 Class B 03/19/2027 (a)(c)(d)(f)(h)(i) (Cost: $2,000,000; Original Acquisition Date: 12/22/2022)	2,000,000	2,308,560
Limestone Re 2020-1 A 03/01/2024 (a)(c)(d)(f)(h) (Cost: $9,345; Original Acquisition Date: 02/19/2021)	12,280	—
Sector Re V Series 9 Class A 03/01/2024 (a)(d)(f)(i) (Cost: $2,895,931; Original Acquisition Date: 04/24/2019)	2,900,798	2,353,241
Sector Re V Series 9 Class B 03/01/2024 (a)(d)(f) (Cost: $1,618,248; Original Acquisition Date: 04/24/2019)	1,620,952	1,314,980
Sector Re V Series 9 Class D 12/01/2024 (a)(d)(f) (Cost: $9,230; Original Acquisition Date: 12/10/2019)	9,255	558,713
Sector Re V Series 9 Class G 03/01/2024 (a)(d)(f)(i) (Cost: $23,759; Original Acquisition Date: 04/24/2019)	23,759	569,541
Sussex Re 2020-A 03/31/2024 (d)(f)(h) (Cost: $0; Original Acquisition Date: 01/22/2020)	100	—
Sussex Re 2021-A 12/31/2023 (a)(d)(f)(h) (Cost: $311,905; Original Acquisition Date: 12/29/2020)	344,570	—
Sussex Re 2022-A 12/31/2023 (a)(d)(f)(h) (Cost: $1,371,243; Original Acquisition Date: 01/05/2022)	1,820,000	121,756

TOTAL PARTICIPATION NOTES (Cost $14,733,460)		9,918,495

	SHARES
PREFERENCE SHARES - 65.1%
Global - 65.1%
Marine/Energy - 0.0%
Kauai (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $22,479,348; Original Acquisition Date: 01/07/2016)	51,394	—

Multiperil - 65.1%
Arenal (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $30,738,112; Original Acquisition Date: 05/07/2015)	165,450	37,958,400
Baldwin (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $26,148,749; Original Acquisition Date: 01/04/2018)	1,328,746	2,239

	SHARES	VALUE
Multiperil - 65.1% (continued)
Bowery (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $49,206,023; Original Acquisition Date: 09/29/2017)	200,075	$54,291,184
Brighton (Horseshoe Re) (a)(d)(f)(h) (Cost: $0; Original Acquisition Date: 06/12/2020)	1,022,526	5,288,216
Cardinal Re 2015-1 (a)(d)(f)(h)(i) (Cost: $5,527,990; Original Acquisition Date: 07/29/2015)	149	—
Cumberland (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $22,647,114; Original Acquisition Date: 04/10/2015)	28,898	—
Cypress (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $8,892,872; Original Acquisition Date: 05/31/2017)	125,090,500	5,506,609
Emerald Lake (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $28,051,854; Original Acquisition Date: 12/16/2015)	504,899	—
Florblanca (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $12,635,528; Original Acquisition Date: 12/29/2016)	77,550	20,660,824
Freeport (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $22,984,171; Original Acquisition Date: 04/04/2018)	750,718	—
Harambee Re 2018 (a)(d)(f)(h)(i) (Cost: $0; Original Acquisition Date: 12/15/2017)	276	—
Harambee Re 2019 (a)(d)(f)(h) (Cost: $0; Original Acquisition Date: 12/21/2018)	2,199	27,510
Hatteras (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $61,009,247; Original Acquisition Date: 12/30/2014)	58,673	54,023,262
Hudson Charles (Mt. Logan Re) (a)(d)(f)(i) (Cost: $12,736,141; Original Acquisition Date: 01/02/2014)	12,736	19,323,077
Hudson Charles 2 (Mt. Logan Re) (a)(d)(f)(i) (Cost: $19,105,594; Original Acquisition Date: 03/31/2017)	19,106	27,665,740
Iseo (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $0; Original Acquisition Date: 09/08/2017)	183,543	—
Kensington (Horseshoe Re) (a)(d)(f)(h) (Cost: $0; Original Acquisition Date: 08/16/2018)	954,585	4,235,122
Latigo (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $20,038,125; Original Acquisition Date: 01/06/2014)	473	30,508,898
LRe 2019 (Lorenz Re Ltd.) (a)(d)(f)(h) (Cost: $0; Original Acquisition Date: 07/30/2019)	1	53,104

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	VALUE
Multiperil - 65.1% (continued)
Mackinac (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $0; Original Acquisition Date: 02/05/2015)	55,584	$6,932,126
Madison (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $37,681,678; Original Acquisition Date: 12/12/2016)	97,141	19,943,825
Mohonk (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $77,159,598; Original Acquisition Date: 12/24/2013)	103	87,453,712
Mulholland (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $6,159,233; Original Acquisition Date: 12/26/2013)	114	447,706
Pelham (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $21,129,518; Original Acquisition Date: 01/02/2018)	264,553	4,592,139
Peregrine LCA (a)(d)(f)(h)(i) (Cost: $53,835,441; Original Acquisition Date: 03/24/2017)	9,058,147	96,862,244
Rondout (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $51,033,527; Original Acquisition Date: 05/27/2016)	100,674	75,531,904
Sheepshead (Horseshoe Re) (a)(d)(f)(h) (Cost: $0; Original Acquisition Date: 06/12/2020)	969,034	5,065,373
SR0001 (Horseshoe Re) (a)(d)(f)(h) (Cost: $0; Original Acquisition Date: 07/10/2015)	1,757	—
St. Kevins (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $22,328,323; Original Acquisition Date: 12/29/2016)	42,944	2,664,498
Sussex Designated Investment Series (a)(d)(f)(h)(i) (Cost: $1,832,347; Original Acquisition Date: 01/22/2019)	4,790	332,529
Sussex Designated Investment Series Dec 19 (a)(d)(f)(h) (Cost: $0; Original Acquisition Date: 01/24/2020)	3,895	210,532
Sussex Designated Investment Series May 2019 (a)(d)(f)(h)(i) (Cost: $422,223; Original Acquisition Date: 06/20/2019)	1,378	76,053
Sutton (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $32,073,773; Original Acquisition Date: 03/24/2017)	42,693	388,954
Thopas Re 2019 (a)(d)(f)(h) (Cost: $0; Original Acquisition Date: 12/21/2018)	249	135,873
Viribus Re 2018 (a)(d)(f)(h)(i) (Cost: $0; Original Acquisition Date: 12/22/2017)	265,173	—
Viribus Re 2019 (a)(d)(f)(h)(i) (Cost: $539,626; Original Acquisition Date: 12/26/2018)	526,336	8,367
Windsor (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $0; Original Acquisition Date: 12/29/2017)	1,230,204	1,265,072

	SHARES	VALUE
Multiperil - 65.1% (continued)
Woodside (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $798,292; Original Acquisition Date: 06/12/2020)	1,012,875	$5,192,270
Yellowstone (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $0; Original Acquisition Date: 01/08/2014)	100	—
Yoho (Artex Segregated Account Company) (a)(d)(f)(h) (Cost: $50,748,821; Original Acquisition Date: 05/17/2016)	357,363	5,473,519
Yorkville (Artex Segregated Account Company) (a)(d)(f)(h)(i) (Cost: $95,132,000; Original Acquisition Date: 05/31/2019)	143,394	181,457,196

		753,578,077

United States - 0.0%
Multiperil - 0.0%
SR0005 (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $6,360,627; Original Acquisition Date: 04/15/2016)	6,966,774	—

Windstorm - 0.0%
Riverdale (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $11,448,123; Original Acquisition Date: 06/10/2020)	251,610	—
SR0006 (Horseshoe Re) (a)(d)(f)(h)(i) (Cost: $2,274,842; Original Acquisition Date: 08/09/2016)	39,381,541	—

		—

TOTAL PREFERENCE SHARES (Cost $813,158,858)		753,578,077

PRIVATE FUND UNITS - 0.1%
Global - 0.1%
Multiperil - 0.1%
Aeolus Property Catastrophe MY17 Keystone Fund (a)(d)(f)(h)(i) (Cost: $1,650,222; Original Acquisition Date: 07/06/2017)	1,650	294,796
Aeolus Property Catastrophe MY18 Keystone Fund (a)(d)(f)(h)(i) (Cost: $455,276; Original Acquisition Date: 07/17/2018)	455	356,796

TOTAL PRIVATE FUND UNITS (Cost $2,105,498)		651,592

TOTAL QUOTA SHARES AND OTHER REINSURANCE-RELATED SECURITIES (Cost $829,997,816)		764,148,164

LIMITED LIABILITY PARTNERSHIP - 0.4%
Operating Companies - 0.4%
Global - 0.4%
Multiperil - 0.4%
Point Dume LLP (f)(h)(i)(j)		4,929,014

TOTAL LIMITED LIABILITY PARTNERSHIP (Cost $10,796,257)		4,929,014

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.	(Continued)

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Schedule of Investments	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	VALUE
SHORT-TERM INVESTMENTS - 10.1%
Money Market Funds - 10.1%
Fidelity Institutional Money Market Fund - Government Portfolio - Institutional Class - 5.24% (k)	58,390,866	$58,390,866
First American Government Obligations Fund - Class Z - 5.27% (k)	124	124
First American Treasury Obligations Fund - Class Z - 5.27% (k)	123	123
Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class - 5.25% (k)	58,390,990	58,390,990
Short-Term Investments Trust - Treasury Portfolio - Institutional Class - 5.27% (k)	123	123

TOTAL SHORT-TERM INVESTMENTS (Cost $116,782,226)		116,782,226

TOTAL INVESTMENTS (Cost $1,194,955,133) - 96.1%		1,112,859,136

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.9%		44,930,960

TOTAL NET ASSETS - 100.0%		$1,157,790,096

Principal amounts stated in U.S. dollars unless otherwise stated.

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)

Foreign issued security. Total foreign securities by country of domicile are $991,147,896. Foreign concentration is as follows: Bermuda: 81.9%, Cayman Islands: 1.2%, Supranational: 0.9%, Ireland: 0.9%, and Singapore: 0.6%.

(b)

Variable rate security. Reference rates as of October 31, 2023 are as follows: Secured Overnight Financing Rate (SOFR) 5.32%, 3 Month Euribor 3.95%, T-Bill 3 Month 5.48%, and 3 Month Libor 5.65%. Actual reference rates may vary based on the reset date of the security.

(c)

Although security is restricted as to resale, the Fund's Adviser has determined this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2023 was $224,697,887, which represented 19.4% of net assets.

(d)	Security is restricted as to resale.
(e)	Rounds to zero.
(f)	Value determined using significant unobservable inputs.
(g)	Zero-coupon bond. The rate shown is the yield to maturity based upon original cost which may differ from current cost due to returns of capital received.
(h)

Security is fair valued by the Adviser Valuation Committee using an insurance industry model pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $717,291,886, which represents 62.0% of net assets.

(i)	Non-income producing security.
(j)

The partnership, a subsidiary of Point Dume Holdings Ltd, is a member of the Lloyd’s of London marketplace through which it may generate profits from participations in the insurance or reinsurance of activities of certain underwriters. Members are required to post collateral for potential losses, which is in the form of a trust deed and is included on the Consolidated Statement of Assets and Liabilities.

(k)	Rate shown is the 7-day effective yield.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Statement of Assets and Liabilities	as of October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

ASSETS:
Investments, at fair value(1)	$1,112,859,136
Foreign currencies at custodian, at value(2)	46,210
Receivable for fund shares sold	199,510
Receivable for investment securities sold	1,427,321
Interest receivable	4,048,588
Collateral held for LLP(3)	42,202,665
Other assets	59,181

Total assets	1,160,842,611

LIABILITIES:
Payable to Adviser	1,926,650
Payable for Chief Compliance Officer compensation	4,716
Payable to Trustees	38,387
Accrued service fees	63,723
Accrued distribution and servicing fees	63,730
Accrued fund accounting and administration fees	170,562
Accrued audit and tax related fees	213,333
Accrued printing and mailing fees	175,448
Payable to Custodian	23,366
Other accrued expenses	372,600

Total liabilities	3,052,515

Total net assets	$1,157,790,096

NET ASSETS CONSIST OF:
Capital stock	$2,021,796,325
Total distributable loss	(864,006,229)

Total net assets	$1,157,790,096

Net Assets	$1,157,790,096
Shares outstanding	21,147,344
Net asset value, offering and redemption price per share	$54.75

(1) Cost of Investments	$1,194,955,133
(2) Cost of foreign currencies at custodian	46,040
(3) Represents cash pledged as collateral for Point Dume LLP. The cash pledged as collateral is restricted as to withdrawal or use under the terms of a contractual agreement.

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Statement of Operations	For the Year Ended October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

INVESTMENT INCOME:
Interest income	$38,723,959
Dividend income	24,329,928

Total investment income	63,053,887

EXPENSES:
Advisory fees (See Note 4)	20,215,687
Fund accounting and administration fees	614,331
Distribution and service fees	603,124
Service fees	603,117
Transfer agency fees and expenses	398,544
Audit and tax related fees	334,608
Legal fees	183,802
Trustees fees and expenses	109,180
Chief Compliance Officer compensation	59,720
Custody fees	50,296
Federal and state registration fees	38,183
Other expenses	485,398

Total expenses	23,695,990

Net investment income	39,357,897

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(24,923,278)
Foreign currency	9,757
Net change in unrealized appreciation (depreciation) on:
Investments	363,164,041
Foreign currency	(256)

Net realized and unrealized gain	338,250,264

Net increase in net assets resulting from operations	$377,608,161

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Statement of Changes in Net Assets

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022

OPERATIONS:
Net investment income	$39,357,897	$12,293,850
Net realized gain (loss) on:
Investments	(24,923,278)	(48,046,583)
Foreign currency	9,757	31,754
Net change in unrealized appreciation (depreciation) on:
Investments	363,164,041	74,575,222
Foreign currency	(256)	417
Net increase in net assets resulting from operations	377,608,161	38,854,660

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(5,618,485)	—
Total distributions	(5,618,485)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	128,256,089	45,469,147
Proceeds from shares issued to holders in reinvestment of dividends	3,714,500	—
Cost of shares redeemed	(351,694,101)	(737,480,510)
Net decrease in net assets from capital share transactions	(219,723,512)	(692,011,363)
Total increase (decrease) in net assets	152,266,164	(653,156,703)

NET ASSETS:
Beginning of year	1,005,523,932	1,658,680,635

End of year	$1,157,790,096	$1,005,523,932

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Statement of Cash Flows	For Year Ended October 31, 2023

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$377,608,161
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net realized and unrealized gain on investments:	(338,240,763)
Amortization and accretion of premium & discount	(4,312,226)
Changes in assets and liabilities:
Interest receivable	(1,183,606)
Payable to Adviser	241,730
Payable to Custodian	8
Payable to Trustees	17,749
Accrued distribution and servicing fees	21,607
Accrued service fees	21,600
Payable for Chief Compliance Officer compensation	(280)
Accrued fund accounting and administration fees	(94,021)
Accrued audit and tax related fees	(316,246)
Accrued printing and mailing fees	(26,733)
Other accrued expenses	20,044
Other assets	73,186
Purchases of investments	(99,301,988)
Proceeds from sale of investments	110,589,081
Proceeds from cost adjustments	201,170,404
Net purchases and sales of short-term investments	(44,507,271)
Net cash provided by operating activities	201,780,436

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	128,140,319
Payment on shares repurchased	(351,694,101)
Cash distributions to shareholders	(1,903,985)
Net cash used in financing activities	(225,457,767)
Net decrease in cash and restricted cash	(23,677,331)
Cash and restricted cash, beginning of year	65,926,206
Cash and restricted cash, end of year	$42,248,875

SUPPLEMENTAL DISCLOSURES OF CASH FLOW AND NON-CASH INFORMATION:
Reinvested distributions	$3,714,500
Cash paid for interest on loans outstanding	$—

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2023

Consolidated Financial Highlights

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2021	YEAR ENDED OCTOBER 31, 2020(1)	YEAR ENDED OCTOBER 31, 2019

Per Share Data:
Net asset value, beginning of period	$38.17	$37.82	$40.84	$41.15	$45.90
Income (loss) from investment operations
Net investment income (loss)(2)	1.75	0.37	0.54	0.21	— (3)
Net realized and unrealized gains (losses)	15.10	(0.02)	(2.59)	0.04 (4)	(3.80)

Total from investment operations	16.85	0.35	(2.05)	0.25	(3.80)

Less distributions to shareholders
Dividends from net realized gains	—	—	—	—	—
Dividends from net investment income	(0.27)	—	(0.97)	(0.56)	(0.95)

Total distributions	(0.27)	—	(0.97)	(0.56)	(0.95)

Net asset value, end of period	$54.75	$38.17	$37.82	$40.84	$41.15

Total return(5)	44.18%	0.93%	(5.18)%	0.67%	(8.30)%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$1,157,790	$1,005,524	$1,658,681	$2,818,599	$4,614,798
Ratio of expenses to average net assets	2.34%	2.45%	2.36%	2.35%	2.24%
Ratio of net investment income (loss) to average net assets	3.89%	0.95%	1.34%	0.52%	(0.01)%
Portfolio turnover rate	11.31%	6.54%	1.49%	32.67%	16.11%

(1)	Effective July 31, 2020, the Fund effected a 1:5 reverse stock split. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
(2)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(3)	Rounds to zero.
(4)	The amount of net realized and unrealized gain per share does not correspond with the net realized and unrealized loss reported within the Statement of Changes due to the timing of capital share transactions and fluctuating market values.
(5)	Total return represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming the reinvestment of all dividends and distributions).

The accompanying Notes to the Consolidated Financial Statements are an integral part of these Consolidated Financial Statements.

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

1. Organization

Stone Ridge Trust II (the “Trust”) was organized as a Delaware statutory trust on July 17, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a continuously-offered diversified closed-end management investment company issuing shares. As of October 31, 2023, the Trust consisted of one series: the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). The Fund commenced operations on December 9, 2013. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.05% fee paid pursuant to the Distribution and Servicing Plan (as discussed below), a 0.05% fee paid pursuant to the Services Agreement (as discussed below), and no repurchase fee. The Trust’s Amended and Restated Agreement and Declaration of Trust authorizes the issuance of an unlimited number of shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at net asset value (“NAV”) subject to approval of the Board of Trustees (the “Board”). In all cases, such repurchase offers will be for at least 5% and not more than 25% of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. If the repurchase offer is oversubscribed, the Fund may, in its sole discretion, repurchase an additional number of shares not to exceed 2% of the shares outstanding on the repurchase request deadline. Notwithstanding the foregoing, under certain circumstances, the Fund may, in its discretion, accept shares tendered by shareholders who own fewer than 100 shares and tender all of their shares for repurchase in a repurchase offer. In that case, these shares would be accepted before prorating the shares tendered by other shareholders. In addition, if a repurchase offer is oversubscribed, the Fund will repurchase additional shares in an amount determined by the Board that are tendered by an estate (an “Estate Offer”). If an Estate Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. In addition, if a repurchase offer is oversubscribed, the Fund will repurchase additional shares that are tendered by (i) a trust that funds a tax-qualified defined benefit plan that has terminated or that the sponsor or governing body of such plan has voted to terminate or (ii) a limited liability company that is owned by one or more such trusts (the “Defined Benefit Plan Offer”). A “tax-qualified defined benefit plan” means a defined benefit plan that is qualified under section 401(a) of the Internal Revenue Code of 1986, as amended (for example, a corporate defined benefit pension plan or a defined benefit Keogh plan). It does not include, among other things, any defined contribution plan, 401(k) plan or individual retirement account (IRA). If the Defined Benefit Plan Offer is oversubscribed, the Fund will repurchase such shares on a pro rata basis. As a result, there can be no assurance that the Fund will be able to repurchase all of the shares tendered in an Estate Offer or a Defined Benefit Plan Offer. If the Fund repurchases any shares pursuant to an Estate Offer or a Defined Benefit Plan Offer, this will not affect the number of shares that it repurchases from other shareholders in the quarterly repurchase offers. The Fund’s shares are not listed, and the Fund does not currently intend to list its shares for trading on any national securities exchange. The shares are therefore illiquid. Even though the Fund makes quarterly repurchase offers to repurchase a portion of the shares to provide liquidity to shareholders, shareholders should consider the shares to be illiquid. There is not expected to be any secondary trading market in the shares.

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund pursues its investment objective by investing primarily in reinsurance-related securities, including event-linked bonds, preference shares or participation notes issued in connection with quota shares (“Quota Share Notes”), and, to a lesser extent, preference shares or participation notes issued in connection with industry loss warranties (“ILW Notes”), event-linked swaps, equity securities (publicly or privately offered) or the derivatives of equity securities of companies in the reinsurance and insurance industry (collectively, “reinsurance-related securities”).

The consolidated financial statements include the accounts of Stone Ridge Reinsurance Risk Premium Interval Sub Fund Ltd and Point Dume Holdings Ltd (each a “Subsidiary”), each of which is a wholly-owned and controlled subsidiary of the Fund. All intercompany accounts and transactions have been eliminated in consolidation. Each Subsidiary acts as an investment vehicle in order to invest in derivative or insurance-related instruments consistent with the Fund’s investment objectives and policies. As of October 31, 2023, Point Dume Holdings Ltd’s net assets were $47,958,769, which represented 4.1% of the Fund’s net assets. Stone Ridge Reinsurance Risk Premium Interval Sub Fund Ltd was dissolved on March 31, 2022.

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its consolidated financial statements. The consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company and applies specific accounting and financial reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Topic 946, Financial Services-Investment Companies.

(a) Investment Valuation and Fair Value Measurement. The Board has approved procedures pursuant to which the Fund values its investments (the “Valuation Procedures”). The Board has established a Valuation Committee (the “Board Valuation Committee”), which has designated Stone Ridge Asset Management LLC (the “Adviser”) to serve as “valuation designee” in accordance with rule 2a-5 of the 1940 Act and, in that capacity, to bear responsibility for implementing the Valuation Procedures, including performing fair valuation determinations relating to all investments held by the Fund (as needed), and periodically assessing and managing any material valuation risks and establishing and applying fair value methodologies subject to the oversight of the Board Valuation Committee and certain reporting and other requirements as described in the Valuation Procedures. A committee consisting of personnel of the Adviser (the “Adviser Valuation Committee”) performs certain functions in implementing the Valuation Procedures, including with respect to the performance of fair valuation determinations.

Listed below is a summary of certain of the methods generally used currently to value investments of the Fund under the Valuation Procedures:

With respect to pricing of insurance-linked securities for which at least one designated independent broker provides a price, that price (or, if multiple designated independent brokers provide a price, the average of such prices) will be used to value the security. The Fund typically utilizes an independent data delivery vendor to obtain the prices, average them and communicate the resulting value to the Administrator. If no designated independent broker provides a price for the security in question, the Adviser Valuation Committee will generally utilize prices provided by one or more other brokers that the Adviser has approved to value the security. For certain securities, an administrator or third-party manager may regularly provide net asset values that may be used to determine the price at which an investor can subscribe for or redeem an investment in that security, subject to any relevant restrictions on the timing of such subscriptions or redemptions. The Adviser Valuation Committee will generally rely upon such valuations, with any necessary adjustment to reflect relevant corporate actions (e.g., dividends paid but not yet reflected in the reported net asset value).

Other insurance-linked securities are valued using an insurance industry model pursuant to procedures approved by the Board of Trustees.

Non-prime money market funds and cash sweep programs are generally valued at amortized cost, which approximates fair value.

Other debt securities, including corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, loans, mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities (except event-linked bonds) are valued by an independent pricing service at an evaluated (or estimated) mean between the closing bid and asked prices.

For investments in investment companies that are registered under the 1940 Act, the value of the shares of such funds is calculated based upon the NAV per share of such funds. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

Exchange-traded derivatives, such as options and futures contracts, are valued at the settlement price on the exchange or mean of the bid and asked prices.

Non-exchange traded derivatives, including over-the-counter (“OTC”) options, are generally valued on the basis of valuations provided by a pricing service or using quotes provided by a broker/dealer (typically the counterparty).

Generally, the Fund must value its assets using market quotations when they are readily available. If, with respect to any portfolio instrument, market quotations are not readily available or available market quotations are deemed to be unreliable by the Adviser Valuation Committee, then such instruments will be valued as determined in good faith by the

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

Adviser Valuation Committee. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Adviser Valuation Committee of any information or factors it deems appropriate.

Fair value pricing may require subjective determinations about the value of a portfolio instrument. Fair values may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund.

A substantial portion of the Fund’s investments are U.S. dollar denominated investments. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. International markets are sometimes open on days when U.S. markets are closed, which means that the value of foreign securities owned by the Fund could change on days when Fund shares cannot be bought or sold. The value of investments traded in markets outside the U.S. or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed, and the NAV of the Fund’s shares may change on days when an investor is not able to purchase shares or sell shares in connection with a periodic repurchase offer. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

The Fund adheres to authoritative fair valuation accounting standards that set out a hierarchy for measuring fair valuation inputs. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1 Inputs: quoted prices (unadjusted) in active markets for identical assets or liabilities that the Fund can access at the measurement date;

Level 2 Inputs: inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly including inputs in markets that are not considered to be active or in active markets for similar assets or liabilities, observable inputs other than quoted prices and inputs that are not directly observable but are corroborated by observable market data;

Level 3 Inputs: significant unobservable inputs for the asset or liability.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

There were transfers between Level 2 and Level 3 during the reporting period. The transfers from Level 2 to Level 3 occurred because there was no longer observable market data for these securities as of October 31, 2023. The transfers from Level 3 to Level 2 occurred because previously unobservable market data became available as of October 31, 2023. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets
Event-Linked Bonds
Chile	$—	$2,685,257	$—	$2,685,257
Europe	—	1,463,469	892,091	2,355,560
Global(1)	—	17,087,300	—	17,087,300
Jamaica	—	277,097	—	277,097
Japan	—	1,997,847	—	1,997,847
Mexico	—	7,684,184	—	7,684,184
New Zealand	—	1,267,294	—	1,267,294
United States	—	192,593,583	1,051,610	193,645,193
Total Event-Linked Bonds	—	225,056,031	1,943,701	226,999,732
Quota Shares and Other Reinsurance-Related Securities
Participation Notes(1)(2)	—	—	9,918,495	9,918,495
Preference Shares
Global(1)	—	—	753,578,077	753,578,077
United States(1)	—	—	—	—
Total Preference Shares	—	—	753,578,077	753,578,077
Private Fund Units(2)	—	—	651,592	651,592
Total Quota Shares and Other Reinsurance-Related Securities	—	—	764,148,164	764,148,164
Limited Liability Partnership(2)	—	—	4,929,014	4,929,014
Money Market Funds	116,782,226	—	—	116,782,226

Total Assets	$116,782,226	$225,056,031	$771,020,879	$1,112,859,136

(1)	Includes Level 3 investments with a value of zero.
(2)	For further security characteristics, see the Fund’s Consolidated Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the year ended October 31, 2023:

	EVENT- LINKED BONDS	PARTICIPATION NOTES	PREFERENCE SHARES	PRIVATE FUND UNITS	LIMITED LIABILITY PARTNERSHIP
Beginning Balance—November 1, 2022	$3,787,492	$18,717,732	$638,283,711	$1,382,934	$—
Acquisitions	1,630,784	4,099,499	—	—	—
Dispositions	(1,251,129)	(8,324,064)	(20,317,607)	(1,135,494)	—
Realized gain (loss)	(4,024,000)	(2,633,856)	4,612,594	(231,900)	—
Return of capital	—	(2,073,410)	(180,901,026)	—	(18,195,968)
Change in unrealized appreciation/ (depreciation)	4,847,567	132,594	311,900,405	636,052	23,124,982
Transfers out of Level 3	(3,206,088)	—	—	—	—
Transfers into Level 3	159,075	—	—	—	—
Ending Balance—October 31, 2023	$1,943,701	$9,918,495	$753,578,077	$651,592	$4,929,014

As of October 31, 2023, the change in unrealized appreciation (depreciation) on positions still held in the Fund was $(556,531) for Event-Linked Bonds, $(929,307) for Participation Notes, $311,951,182 for Preference Shares, $34,865 for Private Fund Units, and $23,124,982 for Limited Liability Partnerships.

Unobservable inputs included original transaction price, losses from severe weather events, other natural and non-natural catastrophes and insurance and reinsurance premiums. Significant decreases in premiums or increases in losses related to severe weather or other natural and non-natural catastrophes in isolation would result in a significantly lower fair value measurement. Participation notes, preference shares and private fund units are monitored daily for significant events that could affect the value of the instruments.

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2023.

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/23	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE	WEIGHTED AVERAGE (1)
Event-Linked Bonds	Financial Services	$—	Insurance industry model	Estimated losses: Estimated premiums earned:	$2.2MM-$2.2MM $2.0MM-$2.0MM	$0.0MM $0.0MM

Participation Notes	Financial Services	$5,122,020	Insurance industry model	Estimated losses: Estimated premiums earned:	$0.0MM-$11.5MM $0.2MM-$8.9MM	$4.1MM $3.4MM

Preference Shares	Financial Services	$706,589,260	Insurance industry model	Estimated losses: Estimated premiums earned:	$0.0MM-$285.1MM $0.0MM-$451.6MM	$14.5MM $44.8MM

Private Fund Units	Financial Services	$651,592	Insurance industry model	Estimated losses: Estimated premiums earned:	$9.1MM-$28.8MM $9.4MM-$10.7MM	$18.0MM $10.0MM

Limited Liability Partnership	Financial Services	$4,929,014	Insurance industry model	Estimated losses: Estimated premiums earned:	$0.0MM-$25.0MM $0.0MM-$39.2MM	$12.7MM $19.5MM

(1)	Weighed by relative fair value.

The Level 3 securities listed above were fair valued by the Adviser Valuation Committee using an insurance industry loss model pursuant to procedures approved by the Board of Trustees. Other Level 3 securities not listed above were fair valued by the Adviser Valuation Committee using indicative bids pursuant to procedures approved by the Board of Trustees and have a value equal to $1,943,701 for Event-Linked Bonds, $4,796,475 for Participation Notes, $46,988,817 for Preference Shares, and $0 for Private Fund Units.

Derivative Transactions — The Fund did not engage in derivatives for hedging and speculative purposes during the year ended October 31, 2023.

Futures Contracts — The Fund may purchase and sell futures contracts. The Fund uses futures contracts to hedge interest rate and foreign exchange rate exposure. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Upon entering into a contract, the Fund deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract the Fund agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains and losses. Variation margin is settled daily. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund did not hold futures contracts during the year ended October 31, 2023.

Options — The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. The Fund may write put and call options to earn premium income, but the Fund did not write call or put options during the year ended October 31, 2023. With options, there is minimal counterparty credit risk to the Fund since options are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. OTC options are customized agreements between the parties. With OTC options, there is no clearinghouse guarantee against default, thus OTC options are subject to the risk that the counterparty will not fulfill its obligations under the contract.

As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during or at the expiration of the exercise period. As a writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during or at the expiration of the exercise period. The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (the exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during or at the expiration of the exercise period. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on the security sold short) and the Fund realizes a gain or loss from the sale of the security (or closing of the short sale).

Options on indices (including weather indices) are similar to options on securities, except that upon exercise index options require cash payments and do not involve the actual purchase or sale of securities.

Excess Mortality Swaps — The Fund may enter into excess mortality swaps in order to gain exposure to reinsurance-related risks tied to population mortality experience. In an excess mortality swap, the protection buyer pays periodic premiums in exchange for a potential payment from the seller of protection if the specified mortality index exceeds a set value during an agreed upon period. During the year ended, October 31, 2023 the fund had no exposure to excess mortality swaps.

(b) Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Offsetting on the Consolidated Statement of Assets and Liabilities. Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”) intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Consolidated Statement of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, the FASB issued Accounting Standards Update No. 2013-1 “Clarifying the Scope of Offsetting Assets and Liabilities”, specifying exactly which transactions are subject to offsetting disclosures. The scope of the disclosure requirement is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities lending transactions. The International Swap and Derivative Association agreements specify collateral posting arrangements. Under the agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under an agreement with a counterparty in a given account exceeds a specified threshold.

As of October 31, 2023, the Fund is not subject to any Master Netting Arrangements.

(d) Indemnifications. In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(e) Federal Income Taxes. The Fund qualifies and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(f) Event-Linked Bonds. Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common type of event-linked bonds is known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) and/or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest.

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

In this regard, event-linked bonds typically have a special condition that states that if the sponsor suffers a loss from a particular pre-defined catastrophe or other event that results in physical and/or economic loss, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if the Fund holds a bond that covers a sponsor’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such sponsor, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis for the specified duration of the bond, as long as the trigger event(s) does not occur. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond, as long as the trigger event(s) does not occur. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. The Fund may pursue other types of event-linked derivative strategies using derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events may include hurricanes, earthquakes and weather-related phenomena, non-natural catastrophes, such as plane crashes, or other events resulting in a specified level of physical or economic loss, such as mortality or longevity.

(g) Quota Share Notes. Investments in Quota Share Notes provide exposure to a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as a holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

(h) ILW Notes. ILW Notes provide exposure to a transaction through which one party (typically, an insurance company or reinsurance company, or a reinsurance-related asset manager) purchases protection based on the total loss arising from a catastrophic event to the entire insurance industry rather than the losses of any particular insurer. For example, the buyer of a “$100 million limit U.S. Wind ILW attaching at $20 billion” will pay an upfront premium to a protection writer (i.e., the reinsurer or an SPV) and in return will receive $100 million if total losses to the insurance industry from a single U.S. hurricane exceed $20 billion. The industry loss ($20 billion in this case) is often referred to as the “trigger” and is reported by an independent third party after an event has occurred. The amount of protection offered by the contract ($100 million in this case) is referred to as the “limit.” ILW Notes could also provide exposure to transactions linked to an index not linked to insurance industry losses, such as wind speed or earthquake magnitude and location. The Fund, as a holder of an ILW Note, would be entitled to a return linked to the premium paid by the sponsor and the occurrence or non-occurrence of the trigger event. During the year ended October 31, 2023 the Fund had no exposure to ILW Notes.

(i) Distributions to Shareholders. The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP.

(j) Foreign Securities and Currency Transactions. The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e., market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund does not isolate that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Fund may invest in reinsurance-related securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of reinsurance-related security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Accordingly, the Fund may invest without limitation in securities issued by non-U.S. entities, including those in emerging market countries. Certain SPVs in which the Fund invests may be sponsored by non-U.S. insurers that are not subject to the same regulation as that to which U.S. insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments will consist primarily of event-linked bonds, Quota Share Notes, and ILW Notes that provide the Fund with contractual rights

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

under the terms of the bond issuance. While the contractual rights of such instruments are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the United States. Fluctuations in foreign currency exchange rates and exchange controls may adversely affect the market value of the Fund’s investments in foreign securities. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

(k) Other. Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method. Realized gains and losses on securities sold are calculated on a first-in, first-out basis.

(l) Restricted Securities. The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publicly registered. Restricted securities may be deemed illiquid.

(m) Rule 18f-4. The SEC adopted new regulations under the 1940 Act governing the use of derivatives and certain related instruments by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a Fund can enter into, eliminates the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. As a “limited derivatives user,” as defined in Rule 18f-4, the Fund has adopted policies and procedures reasonably designed to manage the Fund’s derivatives risk to ensure the Fund’s derivatives exposure remains limited. Rule 18f-4 restricts the Fund’s ability to engage in certain derivatives transactions and may increase the costs related to the Fund’s use of such derivatives transactions, which could adversely affect the value or performance of the Fund.

(n) New Accounting Pronouncements. In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in December, 2022, the FASB issued Accounting Standards Update 2022-06, Reference Rate Reform (Topic 848), Deferral of the Sunset Date of Topic 848: Scope (“ASU 2022-06”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2024. Management is also actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within regulatory deadlines.

(o) Market Volatility. The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short- or long-term. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, bank failures and receiverships, or other events could have a significant impact on the Fund and its investments, including hampering the ability of the Adviser to invest the Fund’s assets as intended.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made because the Fund intends to be taxed as a RIC and intends to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to RICs. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or NAV per share.

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023 (Unaudited)

For the fiscal year ended October 31, 2023, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

	TOTAL DISTRIBUTABLE EARNINGS/(LOSS)	PAID IN CAPITAL
Reinsurance Risk Premium Interval Fund	$(6,354,561)	$6,354,561

These differences primarily relate to realized foreign currency gains/(losses), investment in passive foreign investment companies and controlled foreign corporations, tax treatment of swap contracts, and prior year post financial statements adjustments for tax returns purposes.

As of October 31, 2023, the components of accumulated earnings (losses) for income tax purposes were as follows:

Tax cost of investments	$1,497,247,534
Unrealized appreciation	246,054,431
Unrealized depreciation	(583,919,617)
Net unrealized appreciation (depreciation)	(337,865,186)
Undistributed ordinary income	188,253,155
Undistributed long-term gains/(capital loss carryover)	(717,125,296)
Distributable loss	(528,872,141)
Other accumulated earnings	2,731,098
Total accumulated loss	$(864,006,229)

The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to mark-to-market adjustments on passive foreign investment companies, basis adjustments on investments in controlled foreign corporations and subsidiaries, and differences in amortization of interest income between book and tax.

The tax character of distributions paid during the year ended October 31, 2023 was as follows:

	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	FOREIGN TAX CREDIT	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$5,618,485	$—	$—	$—	$5,618,485

The tax character of distributions paid during the year ended October 31, 2022 was as follows:
	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	FOREIGN TAX CREDIT	RETURN OF CAPITAL	TOTAL
Reinsurance Risk Premium Interval Fund	$—	$—	$—	$—	$—

At October 31, 2023 the Fund had tax basis capital losses which may be carried forward indefinitely to offset future capital gains as shown below:

	SHORT- TERM	LONG-TERM	TOTAL
Reinsurance Risk Premium Interval Fund	$(25,523,691)	$(691,601,605)	$(717,125,296)

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2023, or for any other tax years which are open for exam. As of October 31, 2023, open tax years include the periods ended October 31, 2021, 2022 and 2023. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the year, the Fund did not incur any interest or penalties.

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

4. Agreements

(a) Investment Management Agreement. The Adviser is the investment adviser of the Fund and was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund.

As compensation for its services, the Adviser is paid by the Fund a fee, computed daily and paid monthly in arrears at an annual rate of 2.00% of the Fund’s average daily net assets.

(b) Custodian, Administrator, and Transfer Agent. The custodian to the Fund is U.S. Bank, N.A. The administrator and transfer agent to the Fund is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, an affiliate of U.S. Bank, N.A.

(c) Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s distributor.

5. Services Agreement

Servicing fees and distribution fees (together, the “intermediary fees”) may be paid pursuant to a Distribution and Servicing Plan dated as of March 1, 2018 at the maximum annual rate of 0.05% and servicing fees may be paid pursuant to an amended and restated Services Agreement between the Fund and the Adviser dated as of March 1, 2018, under which the Fund has appointed the Adviser as “servicing agent” to compensate financial intermediaries at an annual rate of 0.05%, in each case, calculated as a percentage of the Fund’s average daily net assets. These fees are paid out of the Fund’s assets on an ongoing basis and may be administered or facilitated by the Distributor. Intermediaries generally receive payments pursuant to both the Distribution and Servicing Plan and the Services Agreement. The Adviser performs certain services and incurs certain expenses through its employees who are registered representatives of a broker-dealer with respect to the promotion of the Fund’s Shares and the Adviser also performs certain services in connection with the servicing of shareholders. If amounts remain from the service fees after the intermediaries have been paid, such amounts may be used to compensate the Adviser for the services it provides and for the expenses it bears. The Distributor does not retain any portion of any intermediary fees. To the extent that there are expenses associated with shareholder services that exceed the amounts payable pursuant to the Services Agreement or the Distribution and Servicing Plan, the Fund will bear such expenses.

6. Related Parties

Certain officers of the Trust are also employees of the Adviser. The officers, with the exception of the Chief Compliance Officer, are not compensated by the Trust. The Trust pays a portion of the Chief Compliance Officer’s salary.

7. Investment Transactions

For the year ended October 31, 2023, aggregate purchases and sales of securities (excluding short-term securities) by the Fund were $97,921,036 and $112,014,297, respectively. The Fund did not have any purchases or sales of long-term U.S. government securities during the year ended October 31, 2023.

8. Capital Share Transactions

	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
Shares sold	2,811,677	1,167,545
Shares issued to holders in reinvestment of dividends	71,861	—
Shares repurchased	(8,078,837)	(18,682,665)
Net decrease in shares	(5,195,299)	(17,515,120)
Shares outstanding:
Beginning of year	26,342,643	43,857,763
End of year	21,147,344	26,342,643

Stone Ridge Funds	Annual Report	October 31, 2023

Notes to Consolidated Financial Statements	October 31, 2023

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
December 3, 2021(1)	3,302,110	4,157,816
February 25, 2022(1)	9,060,347	9,070,653
May 20, 2022(1)	1,887,691	2,212,754
August 19, 2022(1)	2,940,806	3,241,442
December 2, 2022(1)	1,983,804	2,521,330
February 24, 2023	4,407,029	3,035,898
May 19, 2023(1)	1,094,878	1,236,815
August 18, 2023(1)	1,103,795	1,284,794

(1)

In connection with the repurchase request deadline on December 3, 2021, February 25, 2022, May 20, 2022, August 19, 2022, December 2, 2022, May 19, 2023, and August 18, 2023 the Fund repurchased an additional amount, 1.9%, 0.0%, 1.0%, 1.0%, 2.0%, 0.7%, and 0.8%, respectively, of the shares outstanding on the repurchase request deadline, in order to accommodate shareholder repurchasing requests.

9. Line of Credit

As of October 31, 2023, the Fund had an uncommitted, unsecured line of credit (the “Line”) with U.S. Bank National Association. The Line is for liquidity in connection with shareholder redemptions and portfolio timing differences. The Line has a maximum withdrawal capacity of the lesser of 10% of the aggregate fair market value of the sum of the assets held in the custody and corporate trust accounts at U.S. Bank National Association at the time of any new borrowing for any period after the new borrowing or $125,000,000. Amounts outstanding under the Line can exceed 10% (up to 15%) of the aggregate fair market value of assets if such excess is not due to a new borrowing request, provided that any subsequent borrowing request cannot result in amounts outstanding to exceed the original 10% threshold. The Line has a maturity date of March 1, 2024 and is reviewed annually by the Board of Trustees. During the year ended October 31, 2023, the Fund did not borrow from the Line.

10. Subsequent Events Evaluation

In preparing these consolidated financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the consolidated financial statements were issued. The evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

Stone Ridge Funds	Annual Report	October 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Stone Ridge Reinsurance Risk Premium Interval Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”) (the sole series comprising Stone Ridge Trust II (the “Trust”)), including the consolidated schedule of investments, as of October 31, 2023, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”).

In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (the sole series comprising Stone Ridge Trust II) at October 31, 2023, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Stone Ridge investment companies since 2013.

Minneapolis, Minnesota

December 29, 2023

Stone Ridge Funds	Annual Report	October 31, 2023

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory fees, distribution and/or shareholder servicing fees and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2023 through October 31, 2023.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

	BEGINNING ACCOUNT VALUE MAY 1, 2023	ENDING ACCOUNT VALUE OCTOBER 31, 2023	EXPENSES PAID DURING PERIOD* MAY 1, 2023 – OCTOBER 31, 2023
Actual	$1,000.00	$1,254.77	$12.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,013.99	$11.29

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.22%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

Stone Ridge Funds	Annual Report	October 31, 2023

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust II (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds a meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Agreement.

At a meeting held on October 23, 2023, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Agreement between the Adviser and the Trust on behalf of the Fund. Prior to the meeting, the Independent Trustees received a memorandum from independent counsel describing their responsibilities in connection with the approval of the Agreement. In evaluating the Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Agreement.

The Board’s consideration of the Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; the unique and complex nature of the Fund’s investment program in the registered fund space; investment selection and monitoring; selection of trading counterparties and order management; the creation and implementation of ongoing analytical and risk management strategies; the Adviser’s investment in infrastructure, technology, proprietary software and personnel needed to implement the Fund’s investment program; and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Fund. Additionally, the Board considered the operational support and oversight provided by the Adviser’s personnel in connection with the Fund’s repurchase offers. The Board considered the qualifications and professional backgrounds of the Adviser’s personnel who provide significant advisory or other services to the Fund under the Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance together with the performance of the Fund’s corresponding indexes for the one-month, three-month, six-month, one-year, three-year and five-year periods ended August 31, 2023 as well as for the period ended August 31, 2023 since the Fund’s inception. The Board also considered the performance information for any comparable registered investment funds managed by the Adviser, as well as performance information for the institutional class of other interval funds listed on EDGAR with greater than $250 million in assets, regardless of their strategies, as determined by the Adviser in consultation with the Fund’s third-party administrator (the “peer group”). The Adviser, in consultation with the Fund’s third-party administrator, supplemented this peer group with funds from Morningstar’s multi-alternative strategies funds category with greater than $300 million in assets. The Board also considered the Adviser’s explanation that it does not manage any other accounts with strategies similar to that of the Fund and that there are very few funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds as well as its structure as an interval fund, thus making it difficult to identify appropriate peer groups for the Fund and that the peer groups identified were based on an assessment of how the Adviser and the Fund’s third-party administrator believed Morningstar would likely categorize the Fund. The Board, including the Independent Trustees, concluded that the Fund’s performance in light of all relevant factors supported the renewal of the Agreement.

Stone Ridge Funds	Annual Report	October 31, 2023

Additional Information (Unaudited)

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Agreement and the expense ratio for the Fund, and also compared this data against the corresponding information for the funds in the peer group. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. The Board considered the management fee, distribution and/or shareholder servicing fees and expense ratios for select alternative funds that the Adviser believes are the most comparable registered investment funds to the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the management fee arrangements applicable to the Fund pursuant to the Agreement were fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment management fee or through expense waiver and/or limitation agreements. The Board noted the Adviser’s view that, given the unique nature of the Fund’s reinsurance investment program, the Adviser does not yet benefit from economies of scale in managing the Fund’s assets and may not in the future. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Agreement should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

		Independent Trustees(1)
Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(3)	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
Jeffery Ekberg (1965)	Trustee	since 2013	Self-employed (personal investing), since 2011; Principal, TPG Capital, L.P. (private equity firm) until 2011; Chief Financial Officer, Newbridge Capital, LLC (subsidiary of TPG Capital, L.P.) until 2011	114	None.

Daniel Charney (1970)	Trustee	since 2013	Co-Head of Global Markets, TD Securities (investment bank) and Vice Chair of TD Cowen, a division of TD Securities (financial services firm) since 2023; Co-President, Cowen and Company, Cowen Inc. (financial services firm), until 2023	114	None.

		Interested Trustee
Name (Year of Birth)	Position(s) Held with the Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee(3)	Other Directorships/ Trusteeships Held by Trustee During the Past 5 Years
Ross Stevens(4) (1969)	Trustee, Chairman	since 2013	Founder and Chief Executive Officer of Stone Ridge since 2012	114	None.

Stone Ridge Funds	Annual Report	October 31, 2023

Additional Information (Unaudited)

(1)	Information as of October 31, 2023.
(2)	Each Trustee serves until resignation or removal from the Board.
(3)

The Fund Complex includes the Trust and Stone Ridge Trust, Stone Ridge Trust IV, Stone Ridge Trust V, Stone Ridge Trust VIII, Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045 and trusts that invest substantially all of their assets in a series of Stone Ridge Longevity Risk Premium Fixed Income Master Trust 2045, other investment companies managed by the Adviser.

(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with the Adviser.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.855.609.3680.

Officers of the Trust
Name (Year of Birth) and Address(1) (2)	Position(s) Held with the Trust	Term of Office and Length of Time Served(3)	Principal Occupation(s) During Past 5 Years
Ross Stevens (1969)	President, Chief Executive Officer and Principal Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC, Chief Executive Officer of the Adviser, since 2012.

Lauren D. Macioce (1978)	Chief Compliance Officer, Secretary, Chief Legal Officer and Anti-Money Laundering Compliance Officer	since 2016	General Counsel and Chief Compliance Officer of the Adviser, since 2016.

Anthony Zuco (1975)	Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer	since 2018	Supervising Fund Controller at the Adviser, since 2015.

Alexander Nyren (1980)	Assistant Secretary	since 2018	Head of Reinsurance of the Adviser, since 2018; member of Reinsurance portfolio management

Leson Lee (1975)	Assistant Treasurer	since 2019	Member of Operations at the Adviser, since 2018.

Domingo Encarnacion (1983)	Assistant Treasurer	since 2020	Tax Manager at the Adviser, since 2016.

Stanley Weinberg (1989)	Assistant Treasurer	since 2023	Member of Operations at the Adviser, since 2019

Daniel Gross (1984)	Assistant Treasurer	since 2023	Member of Operations at the Adviser, since 2019

(1)	Each officer’s mailing address is c/o Stone Ridge Asset Management LLC, One Vanderbilt Avenue, 65th Floor, New York, NY 10017.
(2)	Each of the officer’s is an affiliated person of the Adviser as a result of his or her position with the Adviser.
(3)	The term of office of each Officer is indefinite.

3. Shareholder Notification of Federal Tax Status

For the fiscal year ended October 31, 2023, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Stone Ridge Funds	Annual Report	October 31, 2023

Additional Information (Unaudited)

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended October 31, 2023 was as follows:

PERCENTAGES
Reinsurance Risk Premium Interval Fund	0.00%

Short Term Cap Gain

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

Reinsurance Risk Premium Interval Fund	0.00%

The Percentage of taxable ordinary income distributions that are designated as interest related dividends under Internal Revenue Section 871(k)(1)(C) for each Fund were as follows (unaudited).

Reinsurance Risk Premium Interval Fund	2.12%

Shareholders should not use the above information to prepare their tax returns. Since the Fund’s fiscal year is not the calendar year, another notification is available with respect to calendar year 2023. Such notification, which reflects the amount to be used by calendar year taxpayers on their Federal income tax returns, will be made in conjunction with shareholders’ year-end tax reporting in February 2024. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

4. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s filings on Part F of Form N-PORT are available without charge on the SEC’s website, www.sec.gov, or upon request, by calling 1.855.609.3680.

5. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov. The Fund is required to file how it voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website, www.sec.gov.

Stone Ridge Funds	Annual Report	October 31, 2023

Investment Adviser

Stone Ridge Asset Management, LLC

One Vanderbilt Avenue, 65th Floor

New York, NY 10017

Independent Registered Public Accounting Firm

Ernst & Young LLP

700 Nicollet Mall, Suite 500

Minneapolis, MN 55402

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

This report has been prepared for shareholders and must be preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ investment objectives, risks, experience of its management and other information.

Stone Ridge Funds P.O. Box 701 Milwaukee, WI 53201-0701 855-609-3680 www.stoneridgefunds.com	YQANNU

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant. “Audit fees” includes amounts related to an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related fees” covers the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not covered under “audit fees,” including review of the Fund’s prospectus. “Tax fees” covers the professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including review of the Fund’s tax returns, asset diversification and income testing, excise taxes, and fiscal year end income calculations. “All other fees” covers the aggregate fees for products and services provided by the principal accountant, other than the services reported in the foregoing three categories.

	FYE 10/31/2023	FYE 10/31/2022
Audit Fees	$210,780	$200,750
Audit-Related Fees	$8,350	$7,950
Tax Fees	$202,300	$218,550
All Other Fees	$0	$0

(e)(1) To the extent required by applicable law, pre-approval by the audit committee is needed for all audit and permissible non-audit services rendered to the registrant and all permissible non-audit services rendered to Stone Ridge Asset Management LLC (the “Adviser”) or to

various entities either controlling, controlled by, or under common control with the Adviser that provide ongoing services to the registrant if the services relate directly to the operations and financial reporting of the registrant. Pre-approval is currently on an engagement-by-engagement basis.

(e)(2) The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits waiver of pre-approval, if certain conditions are satisfied) were as follows:

	FYE 10/31/2023	FYE 10/31/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the last two fiscal years of the registrant.

Non-Audit Related Fees	FYE 10/31/2023	FYE 10/31/2022
Registrant	$202,300	$218,550
Registrant’s Investment Adviser	$253,160	$133,892

(h) The audit committee of the board of trustees has considered whether the provision of any non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Stone Ridge Asset Management LLC

Proxy Voting Policy

Governing Standards

The Registered Funds have delegated to the Adviser the responsibility for voting Registered Fund securities. Private Funds or Managed Account Clients may delegate such responsibility to the Adviser.1 As a fiduciary, an investment adviser with proxy voting authority has a duty to monitor corporate events and to vote proxies, as well as a duty to cast votes in the best interest of clients and not subrogate client interests to its own interests. The Adviser has adopted this policy as required under Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The policy, which has been designed to ensure that the Adviser votes proxies in the best interest of its Clients and provides Clients with information about how their proxies are voted, contains procedures to mitigate material conflicts of interests between Clients and the Adviser and its affiliated persons when voting proxies.

For the avoidance of doubt, the policy applies to shareholder votes and consents that the Adviser has authority to exercise on behalf of a Client, including votes and consents for private entities that do not involve proxies. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies.

Procedures

The policy applies to those Client accounts that contain voting securities and for which the Adviser has been delegated the authority to vote client proxies. When voting proxies for Client accounts, the Adviser’s primary objective is to make voting decisions solely in the best interest of all Clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or the “Proxy Voting Service”), to assist it in researching, recordkeeping and voting of proxies.

With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to the Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to an applicable set of guidelines, the ISS’ Proxy Voting Summary Guidelines (“ISS Guidelines”). The ISS Guidelines are intended to provide a general overview by highlighting the key policies that ISS applies to companies listed in the applicable geographic region. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors. The ISS Guidelines have been approved by the Adviser and, although the Adviser intends to vote

1 The specific obligations that the Adviser bears depend upon the scope of voting authority assumed by the Adviser.

consistently with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, the Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, as in the case of votes involving private issuers, the Adviser may determine to vote on the proposals directly and will do so in a manner consistent with the principles set forth in this policy.

In certain circumstances, the Proxy Voting Service may use an electronic vote management system to automatically submit the votes to be counted or to populate votes shown on the Proxy Voting Service’s electronic voting platform with its recommendations based on the Adviser’s voting instructions to the Proxy Voting Service. The Proxy Voting Service will provide the Adviser access to any additional soliciting materials filed by an issuer after the Proxy Voting Service has published its recommendations and pre-populated the votes in the electronic vote management system so that the Adviser may consider such information prior to voting a proxy.

The Adviser may determine not to vote a proxy or review additional soliciting materials if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual Client account or in the aggregate with all Client accounts; (2) the cost of voting the proxy or reviewing additional soliciting materials outweighs the possible benefit to the applicable Client account, including situations where a jurisdiction imposes share blocking restrictions that may affect the ability of the portfolio managers to effect trades in the related security; or (3) the Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy or review additional soliciting materials.

In addition, neither the Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that the Adviser is aware of a material vote on behalf of a Client with respect to securities on loan by the custodian, the Adviser will call back the loan to vote the proxy if the Adviser determines that the benefits to the Client of voting on such proposal outweigh the benefits to the client of having the security remain out on loan, and if time permits.

The Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than Adviser personnel or the Proxy Voting Service.

Conflicts of Interest

For voting of securities, the Adviser believes that application of the ISS Guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest, as the ISS Guidelines are predetermined. As a general practice, the Adviser will vote in accordance with the voting recommendation provided by ISS. In the event that the Adviser wishes to vote against the independent voting recommendation, the Adviser requires CCO approval prior to a vote being cast.

Upon the identification or notice received by the CCO that there is a potential conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the potential conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the ISS Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material potential conflict of interest, the CCO has final decision-making authority regarding the Adviser’s course of action for the proxy. The CCO will seek to cause the proxy to be voted in a manner consistent with the Client’s best interests.

Review

The Adviser will supervise and periodically review its proxy voting activities and the implementation of this policy, including with respect to the Proxy Voting Service’s capabilities.

Registered Fund Disclosure Requirements

The Registered Funds will disclose in their SAIs and for closed-end funds, in item 7 of the Form N-CSR, a description of their policies and procedures used to determine how to vote proxies relating to portfolio securities, including the procedures used when a vote presents a conflict between the interests of Registered Fund shareholders, on the one hand, and those of the Registered Fund’s investment adviser; principal underwriter; or any affiliated person of the Fund, its investment adviser, or its principal underwriter, on the other.

The Registered Funds are also required to include in their SAIs any policies and procedures of the Adviser or any other third party that the Registered Funds use, or that are used on the Registered Funds’ behalf, to determine how to vote proxies relating to portfolio securities.

Rule 30b1-4 under the 1940 Act requires mutual funds to file with the SEC an annual record of proxies voted by a fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain each Registered Fund’s proxy voting record for the most recent twelve-month period ending June 30.

The Registered Funds must also state in their disclosure documents (in their SAIs and shareholder reports) that information regarding how the Registered Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling a specified toll-free (or collect) telephone number; or on or through the Registered Fund’s website at a specified Internet address; or both; and (2) on the SEC’s website at http://www.sec.gov.

If a Registered Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, and the Registered Fund (or financial intermediary through which shares of the Registered Fund may be purchased or sold) receives a request for this information, the Registered Fund (or financial intermediary) must send the information disclosed in the Registered Fund’s most recently filed report on Form N-PX within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

If a Registered Fund discloses that its proxy voting record is available on or through its website, the Registered Fund must make available free of charge the information disclosed in the Registered Fund’s most recently filed report on Form N-PX on or through its website as soon as reasonably practicable after filing the report with the SEC. The information disclosed in the Fund’s most recently filed report on Form N-PX must remain available on or through the Registered Fund’s website for as long as the Registered Fund remains subject to the requirements of Rule 30b1-4 and discloses that the Registered Fund’s proxy voting record is available on or through its website.

It is the responsibility of Legal and Compliance to ensure that the Registered Funds satisfy the disclosure requirements.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of January 8, 2024.

Paul Germain, Alexander Nyren, Benjamin Robbins, Ross Stevens and Igor Zhitnitsky are the Portfolio Managers of the Fund. Mr. Nyren has been a Portfolio Manager since the Fund’s inception in 2013. Mr. Robbins has been a Portfolio Manager since May 2015. Mr. Stevens has been a Portfolio Manager since the Fund’s inception, except for the period from February 2020 to February 2021. Mr. Germain and Mr. Zhitnitsky have been Portfolio Managers since February 2021. Each Portfolio Manager is also a Portfolio Manager of other registered investment companies, including mutual funds.

Paul Germain. Paul Germain, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Robbins, Mr. Stevens and Mr. Zhitnitsky. Prior to joining Stone Ridge in 2015, Mr. Germain was the Global Head of Prime Services at Credit Suisse, where he worked from 2010 to 2015. Mr. Germain received his MBA from Harvard Business School and his BSE in Management from University of Pennsylvania (Wharton).

Alexander Nyren. Alexander Nyren, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Robbins. Prior to joining Stone Ridge in 2013, Mr. Nyren was in the insurance practice of Oliver Wyman since 2010, where he was a Principal. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Benjamin Robbins. Benjamin Robbins, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren. Prior to joining Stone Ridge in 2014, Mr. Robbins was a Director at Deutsche Bank, where he worked from 2006 to 2014 and managed a trading book of insurance-linked securities. Mr. Robbins holds a BA, magna cum laude, in Physics from Harvard University and is a CFA charterholder.

Ross Stevens. Ross Stevens, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Nyren, Mr. Robbins and Mr. Zhitnitsky. Mr. Stevens founded Stone Ridge in 2012. Mr. Stevens received his PhD in Finance and Statistics from the University of Chicago (Booth) and his BSE in Finance from the University of Pennsylvania (Wharton).

Igor Zhitnitsky. Igor Zhitnitsky, Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Germain, Mr. Nyren, Mr. Robbins and Mr. Stevens. Prior to joining Stone Ridge in 2016, Mr. Zhitnitsky was a risk manager at SCOR SE, where he oversaw reinsurance planning and capital management. Mr. Zhitnitsky holds a BS, summa cum laude, in Mathematics from Rensselaer Polytechnic Institute, and completed graduate work in pursuit of a PhD in mathematics from New York University (Courant).

(a)(2)

Information is provided as of October 31, 2023.

The table below identifies the number of accounts for which Mr. Germain, Mr. Nyren, Mr. Robbins, Mr. Stevens and Mr. Zhitnitsky have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts(1)	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets

Paul Germain	5	$7,338	12	$5,285	5	$8,971
Alexander Nyren	2	$3,480	4	$2,568	0	$0
Ben Robbins	3	$4,533	4	$2,568	0	$0
Ross Stevens	4	$6,286	0	$0	0	$0
Igor Zhitnitsky	2	$3,480	4	$2,568	0	$0

(1) Includes the Fund.

The table below identifies the number of accounts for which Mr. Germain, Mr. Nyren, Mr. Robbins, Mr. Stevens and Mr. Zhitnitsky have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets

Paul Germain	0	$0	0	$0	0	$0
Alexander Nyren	0	$0	2	$2,568	0	$0
Ben Robbins	0	$0	2	$2,568	0	$0
Ross Stevens	0	$0	0	$0	0	$0
Igor Zhitnitsky	0	$0	2	$2,568	0	$0

Potential Conflicts of Interest

Each of the Portfolio Managers is also responsible for managing other accounts in addition to the Fund, including other accounts of the Adviser or its affiliates. Other accounts may include other investment companies registered under the 1940 Act, unregistered investment companies that rely on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act, separately managed accounts, foreign investment companies and accounts or investments owned by the Adviser or its affiliates or the Portfolio Managers. Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, conflicts of interest arise between a Portfolio Manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar or different investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities or other assets or instruments that are eligible to be held, purchased or sold by the Fund, or may take positions that are opposite in direction from those taken by the Fund. In addition, investors in, or the owners of, certain accounts managed by the Adviser are also investors in the Adviser or its affiliates and/or have indicated an intention to invest additional assets in accounts managed by the Adviser and for which the Adviser will receive a management fee, performance allocation or incentive fee.

As a fiduciary, the Adviser owes a duty of loyalty to its clients and must treat each client fairly. The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Allocation of Limited Time and Attention. A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he or she were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular Portfolio Manager have different investment strategies.

Allocation of Investment Opportunities. Conflicts of interest arise as a result of the Adviser’s or its affiliates’ management of a number of accounts with similar or different investment strategies. When the Adviser or its affiliates purchase or sell securities or other assets or instruments for more than one account, the trades must be allocated in a manner consistent with their fiduciary duties. The Adviser and its affiliates attempt to allocate investments in a fair and equitable manner over time among client accounts, with no account receiving preferential treatment over time. To this end, the Adviser and its affiliates have adopted policies and procedures that are intended to provide the Adviser and its affiliates with flexibility to allocate investments in a manner that is consistent with their fiduciary duties. There is no guarantee, however, that the policies and procedures adopted by the Adviser and its affiliates will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

An investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. If a Portfolio Manager identifies a limited investment opportunity that may be suitable for multiple accounts, the opportunity may be allocated among these several accounts; as a result of these allocations, there may be instances in which the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of an investment opportunity. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for accounts with a similar investment strategy. Whenever decisions are made to buy or sell securities or other assets or instruments by the Fund and one or more of the other accounts simultaneously, the Adviser and its affiliates may aggregate the purchases and sales of the securities or other assets or instruments. The Adviser and its affiliates will not necessarily purchase or sell the same securities or other assets or instruments at the same time, in the same direction or in the same proportionate amounts for all eligible accounts, particularly if different accounts have different amounts of capital under management by the Adviser or its affiliates, different amounts of investable cash available, different strategies or different risk tolerances. As a result, although the Adviser and its affiliates may manage different accounts with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities or other assets or instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account, and the trade allocation and aggregation and other policies and procedures of the Fund or the Adviser and its affiliates could have a detrimental effect on the price or amount of the securities or other assets or instruments available to the Fund from time to time. Because the aforementioned considerations may differ between the Fund and other accounts, the investment activities of the Fund and other accounts may differ considerably from time to time.

As a result of regulations governing the ability of certain clients of the Adviser and its affiliates to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another account managed by the Adviser or its affiliates. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which accounts may participate in any particular investment opportunity will take into account applicable law and the suitability of the investment opportunity for, and the strategy of, the applicable accounts. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriate, in the discretion of the Adviser and its affiliates, for another account.

Conflicts of Interest Among Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he or she exercises investment responsibility, or may decide that certain of the accounts should take differing positions with respect to a particular security or other asset or instrument. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, which may affect the market price of the security or other asset or instrument or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts. Similarly, the Adviser or its affiliates may take positions in accounts or investments owned by them that are similar to or different from those taken by one or more client accounts.

Conflicts may also arise in cases when accounts invest in different parts of an issuer’s capital structure, including circumstances in which one or more accounts own private securities or obligations of an issuer and other accounts may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more accounts on the same date. There can be no assurance that an account will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among accounts did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of accounts, to purchase or sell securities or other assets or instruments at the same time or at the same prices.

Selection of Service Providers. The Adviser or its affiliates may be able to select or influence the selection of service providers to clients, including the brokers and dealers that are used to execute securities or other transactions for the accounts that they supervise. In addition to executing trades, some brokers and dealers may provide the Adviser or its affiliates with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain accounts than to others. In addition, the Adviser or its affiliates have received and may receive loans or other services from service providers to clients. Although such services are negotiated at arm’s length, they pose conflicts of interest to the Adviser or its affiliates in selecting such service providers.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of accounts than for others. In such cases, a Portfolio Manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of accounts that provide greater overall returns to the Adviser and its affiliates. Capital that the Fund invests in issuers of insurance-linked securities may be invested by that issuer in other strategies managed by the Adviser or its affiliates, and the Adviser or its affiliates may earn a management fee in connection with managing those strategies. To the extent that the Adviser or its affiliates know that the issuer has the ability to invest capital from the Fund in strategies managed by the Adviser or its affiliates, this creates an incentive for the Adviser to invest the Fund’s assets in such securities. In addition, insurance and reinsurance companies that are counterparties to issuers of insurance-linked securities in which the Fund invests invest in the Adviser or its affiliates or in other funds or accounts managed by the Adviser or its affiliates, which could create an incentive for the Adviser to invest the Fund’s assets in such securities.

Broad and Wide-Ranging Activities. The Adviser and its related parties engage in a broad spectrum of activities and may expand the range of services that they provide over time. The Adviser and its related parties will generally not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future), even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. In the ordinary course of their business activities, including activities with third-party service providers, lenders and/or counterparties, the Adviser and its related parties engage in activities where the interests of the Adviser and its related parties or the interests of their clients conflict with the interests of the shareholders of the Fund.

Variation in Compensation. A conflict of interest arises where the financial or other benefits available to the Adviser differ among the accounts that it manages. The structure of the Adviser’s management fee differs among accounts (such as where certain accounts pay higher management fees or a performance or incentive fee), which means the Adviser might be motivated to help certain accounts over others. In addition, a Portfolio Manager or the Adviser might be motivated to favor accounts in which such Portfolio Manager has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the Adviser’s performance record or to derive other rewards, financial or otherwise, could influence the Adviser to lend preferential treatment to those accounts that could most significantly benefit the Adviser.

Investments in the Fund by the Adviser. The Adviser or its affiliates purchase shares from the Fund from time to time, and may hold a material position in the Fund. The Adviser or its affiliates face conflicting interests in determining whether, when and in what amount to tender shares for repurchase in connection with periodic repurchase offers by the Fund. If the Adviser or its affiliate tenders a signification amount of Fund shares in connection with a periodic repurchase offer, this could cause the repurchase offer to be oversubscribed and shareholders participating in the repurchase offer (including the Adviser or its affiliates) would only be able to have a portion of their shares repurchased. In such a case, the Adviser or its affiliates would be subject to the resulting proration of tendered amounts on a pari passu basis with all other tendering investors. Investments by Adviser or Related Entities. The Adviser or a related entity may invest in entities that may provide financial or other services for the Fund.

Certain Potential Conflicts Relating to Expenses. The appropriate allocation of fees and expenses among the Fund and other funds or accounts advised by the Adviser will require the exercise of discretion. The Adviser will be subject to conflicts of interest in making such determinations, and there can be no assurance that any allocations (i) will reflect an entity’s pro rata share of such expenses based on the amounts invested (or anticipated to be invested) and/or the market value of the investment held (or anticipated to be held) by each fund advised by the Adviser, or (ii) will be in proportion to the number of participating funds advised by the Adviser or the proportion of time spent on each such fund. Similarly, the determination of whether an expense (for instance, the fees and expenses of service providers who work on Fund-related matters) is appropriately borne by the Fund (or a specific class of shares) or the Adviser often cannot be resolved by reference to a pre-existing formula and will require the exercise of discretion, and the Adviser will be subject to conflicts of interest in making such determinations.

(a)(3)

As of October 31, 2023, Portfolio Managers receive a base salary and may also receive a bonus. Compensation of a Portfolio Manager is determined at the discretion of the Adviser and may be deferred. It may be based on a number of factors including the Portfolio Manager’s experience, responsibilities, the perception of the quality of his or her work efforts and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of Portfolio Managers is not based upon the performance of client accounts that the Portfolio Managers manage. The Adviser reviews the compensation of each Portfolio Manager at least annually.

(a)(4)

As of October 31, 2023, the Portfolio Managers beneficially owned the following shares of the Fund:

Portfolio Manager	Dollar Range of Shares Beneficially Owned
Paul Germain	$500,001-$1,000,000
Alexander Nyren	$100,001-$500,000
Ben Robbins	$100,001-$500,000
Ross Stevens	over $1,000,000
Igor Zhitnitsky	$100,001-$500,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s President and Treasurer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section   302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Filed herewith.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Stone Ridge Trust II

By (Signature and Title) /s/ Ross Stevens

Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/8/24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ross Stevens

Ross Stevens, President, Chief Executive Officer and Principal Executive Officer

Date 1/8/24

By (Signature and Title) /s/ Anthony Zuco

Anthony Zuco, Treasurer, Principal Financial Officer, Chief Financial Officer and Chief Accounting Officer

Date 1/8/24